Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_|   Pre-Effective Amendment No.   |_|   Post-Effective Amendment No.
(Check appropriate box or boxes)

DREYFUS LIFETIME PORTFOLIOS, INC. (Exact Name of Registrant as Specified in Charter)

(212) 922-6000 (Area Code and Telephone Number)

c/o The Dreyfus Corporation 200 Park Avenue, New York, New York 10166 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Copy to:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on December 13, 2007 pursuant to Rule 488.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS LIFETIME PORTFOLIOS, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

    Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Registrant, dated February 1, 2007(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Founders Funds, Inc., dated May 1, 2007(2)

Item 14.	Financial Statements	Annual Report of Growth and Income Portfolio, a series of the Registrant, dated March 31, 2007(3); Semi-Annual Report dated June 30, 2007 and Annual Report dated December 31, 2006 of Dreyfus Founders Balanced Fund, a series of Dreyfus Founders Funds, Inc.(4)

    PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_________________
(1)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed January 26, 2007 (File No. 33-66088).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Dreyfus Founders Funds, Inc., filed March 2, 2007 (File No. 2-17531).

(3)	Incorporated herein by reference to the Annual Report of Growth and Income Portfolio, a series of the Registrant, filed May 24, 2007 (File No. 811-07878).

(4)

Incorporated herein by reference to the Semi-Annual Report and Annual Report of Dreyfus Founders Balanced Fund, a series of Dreyfus Founders Funds, Inc., filed August 30, 2007 and March 8, 2007, respectively (File No. 811-1018).

DREYFUS FOUNDERS BALANCED FUND
(A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

c/o Founders Asset Management LLC
210 University Boulevard, Suite 800
Denver, Colorado 80206

Dear Shareholder:

           As a shareholder of Dreyfus Founders Balanced Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc., in exchange for Investor shares and Restricted shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, invests in a mix of stocks and bonds. The Acquiring Fund has a lower total expense ratio and a generally better performance record than the Fund. The Fund is a series of Dreyfus Founders Funds, Inc. (the "Company").

           If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and substantially similar investment management policies as the Fund. The Dreyfus Corporation ("Dreyfus") is the Acquiring Fund's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Acquiring Fund's sub-investment adviser with respect to the equity portion of the Acquiring Fund's portfolio. Founders Asset Management LLC ("Founders"), an indirect subsidiary of Dreyfus and an affiliate of Mellon Equity, is the Fund's investment adviser.

           Management of Founders and Dreyfus have reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds and have concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a fund that has a lower total expense ratio and a generally better performance record than the Fund. Management also believes that the reorganization should enable shareholders of the Fund to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a fund that has a lower total expense ratio and a generally better performance record than the Fund. The Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

           Your vote is extremely important, no matter how large or small your Fund holdings may be. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, J. David Officer President Dreyfus Founders Funds, Inc.

December 21, 2007

TRANSFER OF THE ASSETS OF
DREYFUS FOUNDERS BALANCED FUND
TO AND IN EXCHANGE FOR SHARES OF THE
GROWTH AND INCOME PORTFOLIO
OF
DREYFUS LIFETIME PORTFOLIOS, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS FOUNDERS BALANCED FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc., an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about April 2, 2008 (the "Closing Date"), and you will no longer be a shareholder of Dreyfus Founders Balanced Fund (the "Fund"). You will receive Investor shares of the Acquiring Fund in exchange for your Class A, Class B, Class C, Class F or Class T shares of the Fund, or Restricted shares of the Acquiring Fund in exchange for your Class I shares of the Fund, with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund, which is advised by Founders Asset Management LLC ("Founders"), will then cease operations and will be terminated as a series of Dreyfus Founders Funds, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a fund that has a lower total expense ratio and a generally better performance record than the Fund. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund has a substantially similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund seeks maximum total return consisting of capital appreciation and current income. The Fund seeks current income and capital appreciation. To pursue its goal, the Acquiring Fund typically invests in a mix of stocks and bonds. The Acquiring Fund's neutral asset mix is 50% stocks and 50% bonds, which are rated investment grade (BBB/Baa or higher) or the unrated equivalent as determined by Dreyfus. Depending on market and economic conditions, the Acquiring Fund's actual mix of stocks to bonds may range from 35%/65% to 65%/35%. The Acquiring Fund may invest up to 15% of its assets in foreign securities. To pursue its goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations. Normally, the Fund will invest a significant percentage (at least 25%, but no more than 75%) of its assets in equity securities. The Fund will maintain a minimum of 25% of its assets in fixed-income securities and normally will not invest more than 75% of its assets in fixed-income securities. The Fund may invest up to 15% of its assets invested in fixed-income securities in bonds that are rated below investment grade ("high yield" or "junk" bonds) or are unrated. The Fund may invest up to 30% of its assets in foreign securities. Mellon Equity Associates ("Mellon Equity") manages the equity portion of the Acquiring Fund's portfolio using a "blend style" of investing. Founders manages the equity portion of the Fund's portfolio using a "growth style" of investing. The Fund and the large-cap equity component of the Acquiring Fund are actively managed; the other components of the Acquiring Fund are not actively managed, and are constructed to approximate the investment characteristics of specified indexes. Dreyfus is the investment adviser for the Acquiring Fund. Dreyfus has engaged its affiliate, Mellon Equity, as the Acquiring Fund's sub-investment adviser to provide day-to-day management of the equity portion of the Acquiring Fund's portfolio. Founders, an indirect subsidiary of Dreyfus and an affiliate of Mellon Equity, provides day-to-day management of the Fund's portfolio. MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN SHARES OF THE ACQUIRING FUND AND SHARES OF THE FUND?

Investor shares of the Acquiring Fund are offered to any investor. Restricted shares of the Acquiring Fund are sold primarily to clients of certain financial institutions that have selling agreements with the Distributor or that provide sub-accounting or recordkeeping. Acquiring Fund shares are not subject to any sales charge, contingent deferred sales charge ("CDSC"), distribution fee or redemption fee. Investor shares of the Acquiring Fund are subject to a shareholder services fee. Holders of Class A, B, C, F and T shares of the Fund will receive Investor shares of the Acquiring Fund and holders of Class I shares of the Fund will receive Restricted shares of the Acquiring Fund in the reorganization. Class A and T shares of the Fund are subject to a front-end sales load and Class B and C shares of the Fund are subject to a CDSC. Also, Class A and T shares of the Fund purchased without an initial sales charge as part of an investment of $1 million or more may be charged a 1% CDSC if redeemed within a year of purchase. Class C, F and T shares of the Fund also are, and Class B shares of the Fund may be, subject to distribution fees. Class A, B, C and T shares of the Fund also are subject to shareholder services fees. Class F shares of the Fund may be purchased only by "grandfathered Class F investors." No sales charge or CDSC will be imposed at the time of the reorganization or on any subsequent investments in or redemptions of shares of the Acquiring Fund by former shareholders of the Fund.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

You will continue to enjoy substantially the same shareholder privileges as a shareholder of the Acquiring Fund as you currently do as a shareholder of the Fund. The Acquiring Fund offers shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also may exchange Investor shares of the Acquiring Fund received in the reorganization for shares of other funds in the Dreyfus Family of Funds or Class A or Class T shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds through the Exchange Privilege. Such exchanges will not be subject to the sales load applicable to Class A and Class T shares, if you received Investor shares of the Acquiring Fund in exchange for Class A, B, C or T shares of the Fund. If you received Investor shares of the Acquiring Fund in exchange for Class F shares of the Fund that were held in an account maintained directly with the Distributor (as opposed to with an intermediary), such exchanges will not be subject to the sales load applicable to Class A shares, but will be subject to the sales load applicable to Class T shares; Class F shares held in an account maintained with an intermediary will be subject to the sales load applicable to Class A and Class T shares upon exchange. Subsequent investments in Class A or Class T shares of such funds would be subject to any applicable sales charges. In addition, Restricted shares of the Acquiring Fund received in the reorganization may be exchanged for shares of other funds in the Dreyfus Family of Funds and for Class I shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds through the Exchange Privilege. If you are a holder of Class F shares of the Fund who receives Investor shares of the Acquiring Fund in the reorganization, you will be able to exchange your Investor shares of the Acquiring Fund for Class F shares of funds in the Dreyfus Founders Family of Funds through the Exchange Privilege. Acquiring Fund Investor shares, however, will not be counted for purposes of determining an investor's eligibility to participate in Founders' Premier services program. Holders of Class F shares of the Fund who receive Investor shares of the Acquiring Fund in the reorganization, and who, after the reorganization, no longer hold such Investor shares of the Acquiring Fund or Class F shares of a Dreyfus Founders fund, would lose "grandfathered Class F investor" status and would not be able to purchase Class F shares of a Dreyfus Founders fund.

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

No. Although the management fee payable by the Acquiring Fund is higher than that payable by the Fund, Investor shares and Restricted shares of the Acquiring Fund had a lower total expense ratio than Class A, B, C, F and T shares and Class I shares, respectively, of the Fund, as of August 31, 2007. Under its agreement with Founders, the Fund has agreed to pay Founders a management fee at the annual rate of 0.65% of the value of the Fund's average daily net assets up to $250 million, 0.60% of the value of the Fund's average daily net assets between $250 million and $500 million, 0.55% of the value of the Fund's average daily net assets between $500 million and $750 million and 0.50% of the value of such assets over $750 million. Given the Fund's current asset size, the management fee currently payable by the Fund to Founders is 0.65% of the value of the Fund's average daily net assets. The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CDSC AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Shares of the Acquiring Fund are not subject to any sales charge, redemption fee or CDSC.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization, estimated to be $105,000, will be split proportionately between the funds, based on the net assets of each fund.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Company's Board of Directors has determined that reorganizing the Fund into the Acquiring Fund, which is advised by Dreyfus, and has a substantially similar investment objective and substantially similar investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a fund that has a lower total expense ratio and a generally better performance record than the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Company's Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the funds money because the funds would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS FOUNDERS BALANCED FUND
(A Series of Dreyfus Founders Funds, Inc.)

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus Founders Balanced Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), will be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado, on Wednesday, February 27, 2008, at 1:00 p.m., Mountain time, for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc., in exchange for Investor shares and Restricted shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Investor shares and Restricted shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders, with holders of Class A, Class B, Class C, Class F and Class T shares of the Fund receiving Investor shares of the Acquiring Fund and holders of Class I shares of the Fund receiving Restricted shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on December 21, 2007 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Kenneth R. Christoffersen Secretary

Denver, Colorado
December 21, 2007

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS FOUNDERS BALANCED FUND
(A Series of Dreyfus Founders Funds, Inc.)

To and in Exchange for Shares of the

GROWTH AND INCOME PORTFOLIO
of
DREYFUS LIFETIME PORTFOLIOS, INC.

PROSPECTUS/PROXY STATEMENT
December __, 2007

_______________________________

Special Meeting of Shareholders
To Be Held on Wednesday, February 27, 2008

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Founders Funds, Inc. (the "Company"), on behalf of Dreyfus Founders Balanced Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, February 27, 2008, at 1:00 p.m., Mountain time, at the offices of Founders Asset Management LLC ("Founders"), 210 University Boulevard, Suite 800, Denver, Colorado 80206, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 21, 2007 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc. (the "Acquiring Company"), in exchange for Investor shares and Restricted shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Investor shares or Restricted shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization, with holders of Class A, Class B, Class C, Class F and Class T shares of the Fund receiving Investor shares of the Acquiring Fund and holders of Class I shares of the Fund receiving Restricted shares of the Acquiring Fund.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated December __, 2007, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies. The Dreyfus Corporation ("Dreyfus") is the Acquiring Fund's investment adviser and Mellon Equity Associates ("Mellon Equity"), an affiliate of Dreyfus, is the Acquiring Fund's sub-investment adviser responsible for the day-to-day management of the equity portion of the Acquiring Fund's portfolio. Founders, an indirect subsidiary of Dreyfus and an affiliate of Mellon Equity, is the Fund's investment adviser. The funds have a substantially similar investment objective and substantially similar investment management policies. Each fund normally invests in a mix of stocks and bonds. However, the investment practices and limitations of each fund (and the related risks) are not identical. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated ________, 2007 and Annual Report for its fiscal year ended September 30, 2007 (including its audited financial statements for the fiscal year) each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended December 31, 2006 and its Semi-Annual Report for the six-month period ended June 30, 2007, please call your financial adviser, or call 1-800-554-4611, visit www.founders.com (Class F shares) or www.dreyfus.com (all other share classes), or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of Class A, Class B, Class C, Class F, Class I and Class T shares of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

           As of October 31, 2007, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class F Shares Outstanding	Class I Shares Outstanding	Class T Shares Outstanding
234,440.472	31,357.108	17,314.519	5,472,027.641	9,940.522	4,577.728

           Proxy materials will be mailed to shareholders of record on or about December 28, 2007.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Acquiring Company's Board Members	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board of Directors, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Investor shares and Restricted shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that holders of Class A, Class B, Class C, Class F and Class T shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Investor shares (or fractions thereof), and holders of Class I shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Restricted shares (or fractions thereof), having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. The Acquiring Fund's Investor shares and Restricted shares are not subject to any sales charge, redemption fee or CDSC.

           The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Acquiring Fund has a substantially similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund seeks maximum total return consisting of capital appreciation and current income. The Fund seeks current income and capital appreciation.

           To pursue its goal, the Acquiring Fund typically invests in a mix of stocks and bonds. The Acquiring Fund's neutral asset mix is 50% stocks and 50% bonds, which are rated investment grade (BBB/Baa or higher) or the unrated equivalent as determined by Dreyfus. Depending on market and economic conditions, the Acquiring Fund's actual mix of stocks to bonds may range from 35%/65% to 65%/35%. The Acquiring Fund may invest up to 15% of its assets in foreign securities.

           To pursue its goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations. Normally, the Fund will invest a significant percentage (at least 25%, but no more than 75%) of its assets in equity securities. The Fund will maintain a minimum of 25% of its assets in fixed-income securities and, normally, will not invest more than 75% of its assets in fixed-income securities, but the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes. The Fund may invest up to 15% of its assets invested in fixed-income securities in bonds that are rated below investment grade ("high yield" or "junk" bonds) or are unrated. The Fund may invest up to 30% of its assets in foreign securities (not including U.S. dollar-denominated foreign debt obligations), with no more than 25% of its assets invested in any one foreign country.

           In allocating the Acquiring Fund's assets between stocks and bonds, the Acquiring Fund's portfolio manager assesses the relative return and risk of each asset class using a proprietary computer model which analyzes several factors, including interest-rate-adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

           Mellon Equity manages the equity portion of the Acquiring Fund's portfolio using a "blend style" of investing. The Acquiring Fund typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market values are more than $1.4. billion) and the remaining 20% in stocks of small-capitalization companies. The large-cap equity component of the Acquiring Fund's portfolio is actively managed. In choosing large-cap stocks, the Acquiring Fund's portfolio manager seeks those stocks that appear likely to show above-average, long-term capital appreciation, as well as those stocks that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

           The small-cap and foreign equity components and, typically, the domestic and foreign bond components of the Acquiring Fund's portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:

•	small-cap equity—Russell 2000 Index

•	foreign equity—Morgan Stanley EAFE Index

•	domestic bond—Lehman Brothers Intermediate Government/Credit Index

•	foreign bond--J.P. Morgan Non-U.S. Government Bond Index

           Founders manages the equity portion of the Fund's portfolio using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build the equity portion of the Fund's portfolio, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if they offer better prospects for capital appreciation.

           Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Acquiring Fund's portfolio manager anticipates using derivatives primarily to provide an efficient means of achieving the Acquiring Fund's target exposure to an asset class.

           The Acquiring Fund may engage in leverage by borrowing money to purchase securities. The Fund may not purchase securities when borrowings are greater than 5% of the Fund's total assets.

           The Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Acquiring Fund's total assets. The Fund is not prohibited from lending its portfolio securities, but currently does not lend securities.

           Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

           For more information on either the Fund's or the Acquiring Fund's investment management policies, see "Goal/Approach" in the Acquiring Fund's Prospectus and "Investment Approach" in the Fund's Prospectus for each class other than Class F, and "About the Funds," "Fund Summaries—Dreyfus Founders Balanced Fund" and "More About Investment Objectives, Strategies, and Risks" in the Fund's Class F Prospectus, and "Description of the Fund and Portfolios" in the Acquiring Fund's Statement of Additional Information and "Investment Strategies and Risks" in the Fund's Statement of Additional Information.

           The Acquiring Fund and the Fund are series of the Acquiring Company and the Company, respectively, which are both corporations organized under the laws of the State of Maryland.

           Main Risks. Because each fund invests in a mix of stocks and bonds and has a substantially similar investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar, although they may be described differently in the relevant Prospectus. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so each fund will be affected by its asset allocation. If either fund favors an asset class during a period when that class underperforms, performance may be hurt. Additional risks, as primarily described in the Acquiring Fund's prospectus, are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund's performance will be influenced by the political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Acquiring Fund or the Fund and denominated in those currencies.

•	Derivatives risk. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instrument or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•	Leveraging risk. (Acquiring Fund only) The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, can magnify the Acquiring Fund's gains or losses.

           Each fund's investments in stocks and other equity securities also are subject to the following principal risks:

•	Value/Growth stock risk. The Fund is managed using a growth style of investing and is subject to the risks involved with investing in growth companies. By investing in a mix of growth and value companies, the Acquiring Fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds using different investment styles. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•	Smaller company risk. The Acquiring Fund and, to a lesser extent, the Fund may invest (typically, in the case of the Acquiring Fund, less than 20% of its stock allocation) in stocks of smaller companies whose market capitalizations are less than $1.4 billion. Each fund also may invest in midsize company stocks. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the funds' investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	IPO risk. Each fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

           Each fund's investments in bonds and other fixed-income securities also are subject to the following principal risks:

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund's share price. The longer the effective maturity and duration of the bond portion of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the Fund's or the Acquiring Fund's share price. The Acquiring Fund invests only in bonds rated investment grade or the unrated equivalent as determined by Dreyfus. Although the Fund also invests primarily in investment grade bonds, the Fund may invest up to 15% of its assets invested in fixed-income securities in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

           The Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Acquiring Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

           The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

           An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the respective fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the Acquiring Fund's Prospectus, "Main Risks" and "More About Investment Objective, Strategies, and Risks" in the Fund's Prospectus for each class other than Class F, and "Fund Summaries—Dreyfus Founders Balanced Fund" and "More About Investment Objectives, Strategies, and Risks" in the Fund's Class F Prospectus and "Description of the Fund and Portfolios" in the Acquiring Fund's Statement of Additional Information and "Investment Strategies and Risks" in the Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. Investor shares and Restricted shares of the Acquiring Fund are offered at net asset value without a sales load. Class A shares and Class T shares of the Fund are subject to maximum sales charges of 5.75% and 4.50%, respectively. In addition, Class A shares and Class T shares of the Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. Class B shares and Class C shares of the Fund also are subject to a CDSC imposed at the time of redemption. See "Shareholder Guide" in the Fund's Prospectus for each class other than Class F for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. No sales charge or CDSC will be imposed on subsequent investments in or redemptions of shares of the Acquiring Fund by former shareholders of the Fund.

           Fees and Expenses. The fees and expenses set forth below are based on the net assets and accruals of the Fund and the Acquiring Fund, respectively, as of August 31, 2007, and are adjusted to include estimated costs of the Reorganization totaling $105,000. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the Fund and the Acquiring Fund, as of August 31, 2007, as adjusted showing the effect of the Reorganization had it occurred on such date (including estimated costs of the Reorganization totaling $105,000). Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

           Under its agreement with Founders, the Fund has agreed to pay Founders a management fee at the annual rate of 0.65% of the value of the Fund's average daily net assets up to $250 million, 0.60% of the value of the Fund's average daily net assets between $250 million and $500 million, 0.55% of the value of the Fund's average daily net assets between $500 million and $750 million and 0.50% of the value of such assets over $750 million. Given the Fund's current asset size, the management fee currently payable by the Fund to Founders is 0.65% of the value of the Fund's average daily net assets. The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets. Although the management fee payable by the Acquiring Fund is higher than that payable by the Fund, Investor shares and Restricted shares of the Acquiring Fund had a lower total expense ratio than Class A, B, C, F and T shares and Class I shares, respectively, of the Fund, as of August 31, 2007.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                  Pro Forma After
                                                                                  Reorganization
                                     Fund              Acquiring Fund             Acquiring Fund
                                    Class A            Investor Shares            Investor Shares
                                   ---------          -----------------          -----------------
Management fees                      0.65%                  0.75%                      0.75%
Rule 12b-1 fee                       none                   none                       none
Shareholder services fee             0.25%                  0.25%                      0.25%
Other expenses                       0.65%                  0.45%                      0.34%
--------------                     ---------          -----------------          -----------------
Total                                1.55%                  1.45%                      1.34%

                                                                                  Pro Forma After
                                                                                  Reorganization
                                     Fund              Acquiring Fund             Acquiring Fund
                                    Class B            Investor Shares            Investor Shares
                                   ---------          -----------------          -----------------
Management fees                      0.65%                  0.75%                      0.75%
Rule 12b-1 fee                       0.00%*                 none                       none
Shareholder services fee             0.25%                  0.25%                      0.25%
Other expenses                       0.69%                  0.45%                      0.34%
--------------                     ---------          -----------------          -----------------
Total                                1.59%                  1.45%                      1.34%

                                                                                  Pro Forma After
                                                                                  Reorganization
                                     Fund              Acquiring Fund             Acquiring Fund
                                    Class C            Investor Shares            Investor Shares
                                   ---------          -----------------          -----------------
Management fees                      0.65%                  0.75%                      0.75%
Rule 12b-1 fee                       0.75%                  none                       none
Shareholder services fee             0.25%                  0.25%                      0.25%
Other expenses                       0.72%                  0.45%                      0.34%
--------------                     ---------          -----------------          -----------------
Total                                2.37%                  1.45%                      1.34%

                                                                                  Pro Forma After
                                                                                  Reorganization
                                     Fund              Acquiring Fund             Acquiring Fund
                                    Class F            Investor Shares            Investor Shares
                                   ---------          -----------------          -----------------
Management fees                      0.65%                  0.75%                      0.75%
Rule 12b-1 fee                       0.25%                  none                       none
Shareholder services fee             none                   0.25%                      0.25%
Other expenses                       0.60%**                0.45%                      0.34%
--------------                     ---------          -----------------          -----------------
Total                                1.50%                  1.45%                      1.34%

                                                                                  Pro Forma After
                                                                                  Reorganization
                                     Fund              Acquiring Fund             Acquiring Fund
                                    Class T            Investor Shares            Investor Shares
                                   ---------          -----------------          -----------------
Management fees                      0.65%                  0.75%                      0.75%
Rule 12b-1 fee                       0.25%                  none                       none
Shareholder services fee             0.25%                  0.25%                      0.25%
Other expenses                       0.69%                  0.45%                      0.34%
--------------                     ---------          -----------------          -----------------
Total                                1.84%                  1.45%                      1.34%
Fee waiver and/or expense
  reimbursement+                    (0.15)%                  N/A                       N/A
Net operating expenses               1.69%                  1.45%                     1.34%

                                                                                   Pro Forma After
                                                                                   Reorganization
                                     Fund              Acquiring Fund              Acquiring Fund
                                    Class I           Restricted Shares           Restricted Shares
                                   ---------          -----------------          ------------------
Management fees                      0.65%                  0.75%                       0.75%
Rule 12b-1 fee                       none                   none                        none
Shareholder services fee             none                   none                        none
Other expenses                       0.66%                  0.38%                       0.32%
--------------                     ---------          -----------------          -----------------
Total                                1.31%                  1.13%                       1.07%
Fee waiver and/or expense
    reimbursement†                  (0.17)%                 N/A                         N/A
Net operating expenses               1.14%                  1.13%                       1.07%

_________________
*    Since late 2006, Class B shares of the Fund have not paid any Rule 12b-1 fee. Prior thereto, Class B shares were subject to a Rule 12b-1 fee at the annual rate of 0.75%. Class B shares of the Fund may resume paying Rule 12b-1 fees in the future, subject to management's discretion and applicable regulations.
** "Other expenses" for the Fund's Class F shares include separate fees paid by the Fund's Class F shares pursuant to a Shareholder Services Agreement.
†    Founders has agreed to reimburse the Fund with respect to Class I and T shares for certain transfer agency expenses, at least until August 31, 2008.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The example is based on net operating expenses, which reflect for the first year the expense waiver/reimbursement by Founders with respect to the Fund's Class I and T shares. Because actual returns and expenses will be different, the example is for comparison only.

                                                 Fund
              -------------------------------------------------------------------------------
              Class A       Class B       Class C      Class I      Class T    Class F
              Shares        Shares*       Shares*      Shares       Shares     Shares
              -------       -------       -------      -------      -------    -------

1 Year          $724       $562/$162     $340/$240       $116         $614       $153

3 Years        $1,036      $802/$502     $739/$739       $398         $989       $474

5 Years        $1,371     $1,066/$866     $1,265/        $702        $1,387      $818
                                          $1,265

10 Years       $2,314      $1,869**/      $2,706/       $1,564       $2,500     $1,791
                           $1,869**       $2,706

_________________
*   With redemption/without redemption.
** Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

                                           Acquiring Fund
             -------------------------------------------------------------------
               Investor     Restricted
                Shares        Shares
                ------        ------

1 Year           $148          $115
3 Years          $459          $359
5 Years          $792          $622
10 Years        $1,735        $1,375

                                   Pro Forma After Reorganization
                                           Acquiring Fund
             -------------------------------------------------------------------
               Investor     Restricted
                Shares        Shares
                ------        ------

1 Year           $136          $109
3 Years          $425          $340
5 Years          $734          $590
10 Years        $1,613        $1,306

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Investor shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Class F shares from year to year. The table for the Acquiring Fund compares the average annual total returns of each of the Acquiring Fund's share classes to those of the S&P 500 Index, a widely recognized, unmanaged index of stock market performance, and a customized blended index prepared by Dreyfus. The table for the Fund compares the average annual total returns of each of the Fund's shares classes to those of the S&P 500 Index and the Lipper Balanced Fund Index, an equal dollar weighted index of the largest mutual funds in Lipper's Balanced Funds category. The returns in the table do not reflect sales loads applicable to Class A, B, C and T shares of the Fund; if such sales loads were reflected, the returns shown would have been lower. Acquiring Fund shares and Class F and I shares of the Fund are not subject to any sales loads. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

           After-tax performance is shown only for Investor shares of the Acquiring Fund and Class F shares of the Fund. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Investor Shares
Year-by-year total returns as of 12/31 each year (%)

+20.42	+17.47	+6.74	+0.60	-4.97	-12.12	+19.83	+7.19	+4.43	+11.24
'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter:	Q4 '98	+12.32%
Worst Quarter:	Q3 '02	-9.58%

The year-to-date total return of the Acquiring Fund's Investor shares as of 9/30/07 was 6.44%.

Acquiring Fund Shares
Average annual total returns as of 12/31/06

Share class                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Investor shares
returns before taxes             11.24%           5.57%             6.59%
                              --------------------------------------------------
Investor shares
returns after taxes on
distributions                     9.63%           4.62%             4.68%
                              --------------------------------------------------
Investor shares
returns after taxes on
distributions and sale of
fund shares                       8.36%           4.35%             4.60%
                              --------------------------------------------------
Restricted shares
returns before taxes             11.66%           6.00%             6.93%
                              --------------------------------------------------
S&P 500 Index
reflects no deduction for
fees, expenses or taxes          15.79%           6.18%             8.42%
                              --------------------------------------------------
Customized Blended Index*
reflects no deduction for
fees, expenses or taxes          10.15%           6.36%             7.64%
                              --------------------------------------------------

______________________
*    The customized blended index combines the performance of several unmanaged indexes in weights reflecting the baseline percentages of the Acquiring Fund's investment in domestic and foreign stocks and bonds.

Fund—Class F Shares
Year-by-year total returns as of 12/31 each year (%)

+16.90	+13.96	-2.22	-10.44	-9.94	-17.46	+18.96	+8.58	+2.75	+9.91
'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter:	Q4 '01	+13.76%
Worst Quarter:	Q3 '01	-17.51%

The year-to-date total return of the Fund's Class F shares as of 9/30/07 was 6.67%.

Fund Shares
Average annual total returns as of 12/31/06

Share class                        1 Year           5 Years          10 Years
--------------------------------------------------------------------------------
Class F
returns before taxes               9.91%             3.81%            2.38%
                              --------------------------------------------------
Class F
returns after taxes on
distributions                      9.10%             3.41%            1.11%
                              --------------------------------------------------
Class F
returns after taxes on
distributions and sale of
fund shares                        6.60%             3.06%            1.33%
                              --------------------------------------------------
Class A
returns before taxes               9.66%             3.54%            -0.65%*
                              --------------------------------------------------
Class B
returns before taxes               8.75%             2.76%            -1.28%*†
                              --------------------------------------------------
Class C
returns before taxes               8.87%             2.58%            -1.68%*
                              --------------------------------------------------
Class I
returns before taxes              10.10%             3.51%            -0.58%*
                              --------------------------------------------------
Class T
returns before taxes               9.56%             3.66%            -0.60%*
                              --------------------------------------------------
S&P 500 Index
reflects no deduction for
fees, expenses or taxes            15.79%            6.19%             8.42%††
                              --------------------------------------------------
Lipper Balanced Fund Index
reflects no deduction for
fees, expenses or taxes            11.60%            6.51%            7.44%††
                              --------------------------------------------------

_________________
*   Since inception on 12/31/99.
†    Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
††  Reflects 10 year period. For the period 12/31/99 through 12/31/06, the average annual total return of the S&P 500 Index and the Lipper Balanced Fund Index was 1.12% and 4.47%, respectively.

           Investment Advisers. The Acquiring Fund's investment adviser is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $247 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

          Dreyfus has engaged its affiliate, Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania, to serve as the Acquiring Fund's sub-investment adviser. As of September 30, 2007, Mellon Equity had approximately $24.9 billion in assets under management and served as investment adviser for eight other investment companies. Mellon Equity, subject to Dreyfus' supervision and approval, makes asset allocation determinations and provides investment advisory assistance and research and the day-to-day management of the equity portion of the Acquiring Fund's portfolio.

          The Fund's investment adviser is Founders, located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. In addition to managing the Fund's investments, Founders also provides certain related administrative services to the Fund. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series of the Company, as well as sub-adviser to other investment companies. Founders is a wholly-owned subsidiary of MBSC Securities Corporation (formerly, Dreyfus Service Corporation), which is a wholly-owned subsidiary of Dreyfus. Founders is the growth specialist affiliate of Dreyfus.

           Primary Portfolio Managers. Jocelin A. Reed is the primary portfolio manager for the Acquiring Fund, a position she has held since September 2003. Ms. Reed has been employed by Mellon Equity since October 1996. The Fund is co-managed by two primary portfolio managers, John B. Jares, who manages the equity portion of the Fund's portfolio, and Catherine A. Powers, who manages the fixed-income portion of the Fund's portfolio. Mr. Jares has been a co-primary portfolio manager of the Fund and has been employed by Founders since 2001. Ms. Powers has been the Fund's co-primary portfolio manager and an employee of Founders since August 2006. Ms. Powers has been employed by Dreyfus since September 2001 and is a senior portfolio manager for active core strategies with Standish Mellon Asset Management, LLC ("Standish Mellon"), a subsidiary of BNY Mellon and an affiliate of Dreyfus and Founders. Ms. Powers joined Standish Mellon in 1988.

           Board Members. The Fund and the Acquiring Fund each have different Board members. None of the Board members of the Company or the Acquiring Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Acquiring Company, see Exhibit B.

           Independent Registered Public Accounting Firms. Ernst & Young LLP is the Acquiring Fund's and the Fund's independent registered public accounting firm. Prior to the Fund's current fiscal year, PricewaterhouseCoopers LLP served as the Fund's independent registered public accounting firm.

           Capitalization. The Acquiring Fund has classified its shares into two classes – Investor shares and Restricted shares. The Fund has classified its shares into six classes – Class A, Class B, Class C, Class I, Class T and Class F. Holders of Class A, B, C, F and T shares of the Fund will receive Investor shares of the Acquiring Fund and holders of Class I shares of the Fund will receive Restricted shares of the Acquiring Fund in the Reorganization. The following table sets forth, as of September 30, 2007, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Fund Class A	$ 2,342,553	$ 9.69	241,665
Fund Class B	$ 324,120	$ 9.78	33,137
Fund Class C	$ 167,442	$ 9.53	17,561
Fund Class F	$ 53,807,740	$ 9.70	5,545,387
Fund Class T	$ 59,253	$ 9.99	5,931
Acquiring Fund Investor Shares	$ 46,830,067	$ 18.18	2,575,707
Adjustments*	$ (79,170)	N/A	(2,725,448)
Pro Forma After Reorganization
Acquiring Fund Investor Shares	$ 103,452,005	$ 18.17	5,693,940

	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Fund Class I	$ 95,304	$ 9.63	9,893
Acquiring Fund Restricted Shares	$ 34,101,987	$ 17.18	1,985,208
Adjustments*	$ (25,830)	N/A	(4,344)
Pro Forma After Reorganization
Acquiring Fund Restricted Shares	$ 34,171,461	$ 17.17	1,990,757

_________________
* Reflects the pro rata allocation of the estimated costs of the Reorganization between the Fund and the Acquiring Fund.

          The Acquiring Fund's total net assets (attributable to Investor shares and Restricted shares) and the Fund's total net assets (attributable to Class A, Class B, Class C, Class F, Class T and Class I shares), as of September 30, 2007, were approximately $80,932,054 million and $56,796,412 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

          Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See "Shareholder Guide – Buying shares," "Services for Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs" in the Acquiring Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's purchase procedures.

          Rule 12b-1 Plans. Class B, Class C and Class T shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under this Rule 12b-1 plan, the Fund pays MBSC Securities Corporation, the Fund's distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares to finance the sale and distribution of such shares. Since late 2006, Class B shares of the Fund have not paid any Rule 12b-1 fee. Class B shares of the Fund may resume paying Rule 12b-1 fees in the future, subject to management's discretion and applicable regulations. There is no Rule 12b-1 plan fee for Class A or Class I shares of the Fund or Investor shares or Restricted shares of the Acquiring Fund.

          Class F shares of the Fund are subject to a separate plan adopted pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund reimburses MBSC Securities Corporation an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class F shares for the sale and distribution of Class F shares and services provided to Class F shareholders.

           Because Rule 12b-1 fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.

          Shareholder Services Plan and Shareholder Services Agreement. Class A, Class B, Class C and Class T shares of the Fund and Investor shares of the Acquiring Fund are subject to a Shareholder Services Plan, pursuant to which the Fund and the Acquiring Fund each pay MBSC Securities Corporation a fee at an annual rate of 0.25% of the value of the average daily net assets of the relevant class for providing shareholder services. There is no Shareholder Services Plan fee for Class I shares or Class F shares of the Fund or Restricted shares of the Acquiring Fund. Class F shares of the Fund are subject to a shareholder services agreement, pursuant to which the Fund pays MBSC Securities Corporation an annual fee of $24 for each open Class F shareholder account of the Fund for providing certain shareholder-related services for the holders of Class F shares. The fee also is used to compensate the Fund's transfer agent for the provision of transfer agency services for holders of Class F shares. See "Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Shareholder Services Plan.

          Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See "Account Policies—Selling shares", "Instructions for Regular Accounts" and "Instructions for IRAs" in the Acquiring Fund's Prospectus and "How to Redeem Shares" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's redemption procedures.

           Distributions. The Fund normally declares and pays dividends quarterly. The Acquiring Fund normally declares and pays dividends annually. Otherwise, the dividends and distributions policies of the Fund and the Acquiring Fund are the same. Each fund anticipates paying its shareholders any capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the Acquiring Fund's Prospectus for a discussion of the Acquiring Fund's dividends and distributions policies.

          Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. The Dreyfus Trust Company ("DTC") charges a nominal fee for services provided to individual retirement accounts ("IRAs") holding Class A, Class B, Class C, Class I or Class T shares of the Fund or Investor shares or Restricted shares of the Acquiring Fund. DTC also charges a nominal fee for services provided to IRAs holding Class F shares of the Fund, but DTC waives the fee if the aggregate net asset value of Class F shares of Dreyfus Founders funds held in a shareholder's IRAs is $5,000 or more. This waiver would not be available after the Reorganization for IRAs holding Acquiring Fund Investor shares on behalf of former holders of Class F shares of the Fund.

          Investor shares of the Acquiring Fund may be exchanged for shares of other funds in the Dreyfus Family of Funds or Class A or Class T shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds through the Exchange Privilege. Such exchanges will not be subject to the sales load applicable to Class A and Class T shares, if you received Investor shares of the Acquiring Fund in exchange for Class A, B, C or T shares of the Fund. If you received Investor shares of the Acquiring Fund in exchange for Class F shares of the Fund that were held in an account maintained directly with MBSC Securities Corporation (as opposed to with an intermediary), such exchanges will not be subject to the sales load applicable to Class A shares, but will be subject to the sales load applicable to Class T shares; Class F shares held in an account maintained with an intermediary will be subject to the sales load applicable to Class A and Class T shares upon exchange. Holders of Class B shares of the Fund who receive Investor shares of the Acquiring Fund in the Reorganization would not be able to exchange those shares for Class B shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds, but, as noted above, would be able to exchange their Investor shares for Class A or Class T shares of such funds at net asset value without a sales load. Holders of Class C shares of the Fund who receive Investor shares of the Acquiring Fund in the Reorganization would be able to exchange those shares for Class C shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds and the Class C shares of such fund would be subject to the applicable CDSC on redemption; however, as noted above, such holders would be able to exchange their Investor shares for Class A or Class T shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds at net asset value without a sales load. Subsequent investments in Class A or Class T shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds would be subject to any applicable sales charges. In addition, Restricted shares of the Acquiring Fund received in the Reorganization may be exchanged for shares of other funds in the Dreyfus Family of Funds and for Class I shares of funds in the Dreyfus Premier Family of Funds or the Dreyfus Founders Family of Funds at net asset value through the Exchange Privilege. Holders of Class F shares of the Fund who receive Investor shares of the Acquiring Fund in the Reorganization will be able to exchange Investor shares of the Acquiring Fund for Class F shares of funds in the Dreyfus Founders Family of Funds through the Exchange Privilege. Acquiring Fund Investor shares, however, will not be counted for purposes of determining eligibility to participate in Founders' Premier services program. In addition, if after the Reorganization a former holder of Class F shares of the Fund were to no longer hold Investor shares of the Acquiring Fund or Class F shares of a Dreyfus Founders fund, such shareholder would lose his or her status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus Founders fund. See "Services for Fund Investors" in the Acquiring Fund's Prospectus and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Acquiring Fund.

REASONS FOR THE REORGANIZATION

           After management of Founders and Dreyfus reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds, respectively, to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Company and the Acquiring Company have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a fund that has a lower total expense ratio and a generally better performance record, without diluting such shareholders' interests. As of September 30, 2007, the Fund had net assets of approximately $57 million and the Acquiring Fund had net assets of approximately $81 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus and Founders should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization.

           For the reasons described above, the Boards of the Company and the Acquiring Company, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Investor shares and Restricted shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on April 2, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Investor shares and Restricted shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the relevant class of the Fund and the Acquiring Fund, computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distributions will be taxable to Fund shareholders.

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class B, Class C, Class F and Class T shares and holders of its Class I shares of record, as of the close of business on the Closing Date, Acquiring Fund Investor shares and Restricted shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder, with holders of Class A, Class B, Class C, Class F and Class T shares of the Fund receiving Investor shares of the Acquiring Fund and holders of Class I shares of the Fund receiving Restricted shares of the Acquiring Fund. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $105,000, which will be borne by the Fund and the Acquiring Fund pro rata based on the aggregate net assets of each fund. In addition to use of the mails, proxies may be solicited personally or by telephone, and the funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board. The cost of any such outside solicitation firm is estimated to be approximately $30,000, which amount is included in the estimated total expenses of the Reorganization listed above.

           If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

          Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

          Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Investor shares and Restricted shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Acquiring Company's Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Investor shares and Restricted shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Investor shares and Restricted shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Investor shares and Restricted shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Investor shares and Restricted shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Investor shares and Restricted shares to Fund shareholders in exchange for their shares of the Fund (with holders of Class A, Class B, Class C, Class F and Class T shares of the Fund receiving Investor shares of the Acquiring Fund and holders of Class I shares of the Fund receiving Restricted shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C, Class F and Class T and Class I shares for Acquiring Fund Investor shares and Restricted shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Investor shares and Restricted shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Investor shares and Restricted shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           As of the Fund's fiscal year ended December 31, 2006, the Fund has an unused capital loss carryforward of approximately $181.2 million. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that all or substantially all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

           The Company's Board of Directors has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD OF DIRECTORS, ALL OF WHOSE MEMBERS ARE
INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE
REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 33-66088). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Class A, B, C, I and T Prospectus and the Fund's Class F Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 2-17531).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, or www.founders.com (for the Fund) or www.dreyfus.com (for the Acquiring Fund and the Fund). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          With respect to Fund shares held in Dreyfus Founders IRAs, the Individual Retirement Custodial Account Agreement governing the IRAs requires The Dreyfus Trust Company ("DTC"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, DTC may vote Fund shares held in the IRA in the same proportions as the Fund shares held in Dreyfus Founders IRAs for which voting instructions are received. Therefore, if a Fund shareholder does not provide voting instructions for Fund shares held in a Dreyfus Founders IRA prior to the Meeting, DTC will vote the Fund shares held in such IRA "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the Fund shares held in Dreyfus Founders IRAs for which properly conveyed instructions are timely received.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the Fund's outstanding shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of October 31, 2007, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Fund:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Class A
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	45.0202%	1.0067%

Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.6703%	.1491%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.8016%	.1297%

Counsel Trust, For the Benefit of Christian Care Management, Inc. 403(B) Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	5.0667%	.1133%

Class B
National Financial Services 82 Devonshire Street Boston, MA 02109-3605	23.7088%	.0715%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.0524%	.0515%

Oppenheimer & Co. Inc. P.O. Box 1254 Rancho Mirage, CA 92270-1053	10.9672%	.0331%

Raymond James & Assoc. Inc. For the Benefit of Engel IRA 880 Carillon Parkway St. Petersburg, FL 33716-1100	10.3118%	.0311%

First Clearing, LLC 10650 Wheat First Drive Glen Allen, VA 23060	9.0785%	.0274%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers Attention: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	7.014%	.0212%

Class C
Raymond James & Assoc. Inc. For the Benefit of Maupin TR 880 Carillon Parkway St. Petersburg, FL 33716-1100	29.9176%	.0486%

First Clearing, LLC Thomas Pilkington IRA FCC as Custodian 865 Shining Rose Place Henderson, NV 89052-8663	21.4345%	.0348%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	17.1268%	.0278%

Wells Fargo Investments LLC 608 Second Avenue South Minneapolis, MN 55479-0001	8.2171%	.0133%

A. G. Edwards & Sons Thomas C. Helm Simple IRA Account 490 Lodge Lane South Pittsburg, TN 37380-6438	7.5948%	.0123%

Class F
National Financial Services Corp. For the Benefit of Our Customers Exclusively Attention: Mutual Funds Department P.O. Box 3908 Church Street Station New York, NY 10008-3908	22.3658%	11.6846%

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	18.0066%	9.4072%

Prudential Retirement Insurance & Annuity Co. For the Benefit of Various Retirement Accounts 280 Trumball Street H09F 1 Commercial Plaza Hartford, CT 06103-3509	7.9351%	4.1455%

Reliance Trust Company as Trustee Copeland Retirement Trust Account 400 Atrium Drive Somerset, NJ 08873-4162	6.2871%	3.2846%

Class I
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	47.7499%	.1284%

Fidelity Investments Institutional Operations Co., as Agent For Certain Employee Benefit Plans 100 Magellan Way #KWIC Covington, KY 41015-1999	43.2585%	.1163%

Counsel Trust For the Benefit of Emerald Door & Glass Inc. 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 5525 Pittsburgh, PA 15222-4228	7.9234%	.0213%

Class T
Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	37.2355%	.0167%

First Clearing, LLC 1285 Baring Boulevard Sparks, NV 89434-8673	31.5887%	.0142%

A. G. Edwards & Sons Adams Perfect Funeral Homes, Inc. 1 North Jefferson Avenue St. Louis, MO 63103-2205	21.0156%	.0094%

HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018-2706	7.9276%	.0036%

           As of October 31, 2007, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Acquiring Fund:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Investor Shares
Chase Manhattan Bank For ADP Express Product Attention: Lisa Glenn 3 Metrotech Center, Floor 6 Brooklyn, NY 11245-0001	19.4333%	8.7473%

AIG Federal Savings Bank Attention: Kathleen Janos 2929 Allen Parkway #L3-00 Houston, TX 77019-2118	5.3142%	2.3920%

Restricted Shares
Mac & Co. Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	21.0737%	21.0137%

Hartford Life Insurance Company Separate Account DC III Attention: Curt Nadeau P.O. Box 2999 Hartford, CT 06104-2999	14.7504%	14.7084%

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           As of October 31, 2007, Board members and officers of the Company and the Acquiring Company, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS

           The audited financial statements of the Fund for its fiscal year ended December 31, 2006 have been incorporated herein by reference in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm during such fiscal year. The audited financial statements of the Acquiring Fund for its fiscal year ended September 30, 200[6] have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, the independent registered public accounting firm for the Acquiring Fund, given on their authority as experts in accounting and auditing. Ernst & Young LLP has been selected as the independent registered public accounting firm for the Fund for its current fiscal year. The Fund did not have any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

OTHER MATTERS

           The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of November 8, 2007 (the "Agreement"), between DREYFUS FOUNDERS FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS FOUNDERS BALANCED FUND (the "Fund"), and DREYFUS LIFETIME PORTFOLIOS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of GROWTH AND INCOME PORTFOLIO (the "Acquiring Fund").

           This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Investor shares and Restricted shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

           WHEREAS, the Company's Board of Directors has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Company's Board of Directors has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                1.     THE REORGANIZATION.

                 1.1   Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                1.2   The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                1.3   Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                1.4   The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                1.5   As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to holders of the Fund's Class A, Class B, Class C, Class F, Class I and Class T shares of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares (with holders of Class A, B, C, F and T shares of the Fund receiving Investor shares of the Acquiring Fund for their Fund shares and holders of Class I shares of the Fund receiving Restricted shares of the Acquiring Fund for their Fund shares) received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be canceled and Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

                1.6   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                1.7   Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                1.8   Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                2.    VALUATION.

                2.1   The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be substantially similar to the policies currently in effect for the Fund.

                2.2   The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be substantially similar to the policies currently in effect for the Fund.

                2.3   The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class (with the net assets attributable to Class A, B, C, F and T shares of the Fund being exchanged for Investor shares of the Acquiring Fund and the net assets attributable to Class I shares of the Fund being exchanged for Restricted shares of the Acquiring Fund), determined in accordance with paragraph 2.2.

                2.4   All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Acquiring Fund.

                3.     CLOSING AND CLOSING DATE.

                3.1   The Closing Date shall be April 2, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                3.2   The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

                3.3   If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                3.4   The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                4.     REPRESENTATIONS AND WARRANTIES.

                4.1   The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

                     (a)     The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                     (b)     The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d)     The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                     (e)     The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                     (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (g)     The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended December 31, 2006 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                     (h)     Since December 31, 2006, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                     (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (j)     For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                     (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                     (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (n)     The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                4.2   The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

                     (a)     The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                     (b)     The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                     (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended September 30, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                     (g)     Since September 30, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                     (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                     (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                     (n)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE ACQUIRING COMPANY, ON BEHALF OF THE FUND AND THE ACQUIRING FUND, RESPECTIVELY.

               5.1   The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

               5.2   The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

               5.3   Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

               5.4   As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

               5.5   The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Company, on behalf of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

               5.6   The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

               5.7   The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

               5.8   As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                6.1   All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                6.2   The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

                6.3   The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                7.1   All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                7.2   The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                8.1   This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

                8.2   On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                8.4   The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                8.5   The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                8.6   The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                     (a)     The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

               No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

                9.1   This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                9.2   If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Company or the Company, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                9.3   The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets.

10.	WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

                11.1   None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                11.2   This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                11.3   This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                11.4   This Agreement may be amended only by a signed writing between the parties.

                11.5   This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                11.6   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                11.7   It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Company's Charter, respectively.

          IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS LIFETIME PORTFOLIOS, INC., on behalf of Growth and Income Portfolio By: /s/ J. David Officer J. David Officer, President

ATTEST:	/s/ Jeff Prusnofsky Jeff Prusnofsky, Assistant Secretary

DREYFUS FOUNDERS FUNDS, INC., on behalf of Dreyfus Founders Balanced Fund By: /s/ David L. Ray /s/ David L. Ray, Vice President

ATTEST:	/s/ Kenneth R. Christoffersen Kenneth R. Christoffersen, Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

          Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships and affiliations are shown below.(1)

Name (Age)                                 Principal Occupation                   Other Board Memberships and
Position with Acquiring Company (Since)    During Past 5 Years                    Affiliations
---------------------------------------    --------------------                   ----------------------------
Joseph S. DiMartino (64)                   Corporate Director and Trustee         The Muscular Dystrophy
Chairman of the Board (1995)                                                         Association, Director
                                                                                  Century Business Services, Inc., a
                                                                                    provider of outsourcing functions
                                                                                    for small and medium size
                                                                                    companies, Director
                                                                                  The Newark Group, a provider of a
                                                                                    national market of paper recovery
                                                                                    facilities, paperboard mills and
                                                                                    paperboard converting plants,
                                                                                    Director
                                                                                  Sunair Services Corporation, a
                                                                                    provider of certain
                                                                                    outdoor-related services to homes
                                                                                    and businesses, Director

Clifford L. Alexander, Jr. (74)             President of Alexander &              Mutual of America Life Insurance
Board Member (2003)                           Associates, Inc., a management         Company, Director
                                              consulting firm (January 1981
                                               - present)
                                           Chairman of the Board of Moody's
                                             Corporation (October 2000 -
                                             October 2003)

David W. Burke (71)                        Corporate Director and Trustee         John F. Kennedy Library
Board Member (1994)                                                                  Foundation, Director

Whitney I. Gerard (73)                     Partner of Chadbourne & Parke LLP      None
Board Member (1993)

George L. Perry (73)                       Economist and Senior Fellow at         None
Board Member (1992)                          Brookings Institution

________________________________
(1)     None of the Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

DREYFUS FOUNDERS BALANCED FUND

          The undersigned shareholder of Dreyfus Founders Balanced Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), hereby appoints Kenneth R. Christoffersen and Janelle E. Belcher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on December 21, 2007, at a Special Meeting of Shareholders to be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado 80206, at 1:00 p.m., Mountain time, on Wednesday, February 27, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

          1.     TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

          2.     INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

          3.     MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

          If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ___________________
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

_________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names
appearing on this proxy. If shares are held
jointly, each holder should sign. If signing is by
attorney, executor, administrator, trustee or
guardian, please give full title. By signing this
proxy card, receipt of the accompanying Notice
of Special Meeting of Shareholders and
Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc., in exchange for Investor shares and Restricted shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Investor shares and Restricted shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders, with holders of Class A, Class B, Class C, Class F and Class T shares of the Fund receiving Investor shares of the Acquiring Fund and holders of Class I shares of the Fund receiving Restricted shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December __, 2007

Acquisition of the Assets of

DREYFUS FOUNDERS BALANCED FUND
(A series of Dreyfus Founders Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Investor Shares and Restricted Shares of

GROWTH AND INCOME PORTFOLIO
of
DREYFUS LIFETIME PORTFOLIOS, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December __, 2007 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Founders Balanced Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), in exchange for Investor shares and Restricted shares of the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated ________, 2007.

2.	The Acquiring Fund's Annual Report for the fiscal year ended September 30, 2007.

3.	The Fund's Annual Report for the fiscal year ended December 31, 2006.

4.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2007.

5.	Pro forma financials for the combined Fund and Acquiring Fund as of September 30, 2007.

          The Acquiring Fund's Statement of Additional Information and the financial statements included in the Acquiring Fund's Annual Report, and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated December __, 2007 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated _______, 2007 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. __ to its Registration Statement on Form N-1A, filed _____, 2007 (File No. 33-66088). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended September 30, 2007, filed _______, 2007.

          The Fund's Statement of Additional Information dated May 1, 2007 is incorporated herein by reference to the Company's Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A, filed March 2, 2007 (File No. 2-17531). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2006, filed March 8, 2007, and Semi-Annual Report for the six-month period ended June 30, 2007, filed August 30, 2007.

Pro Forma STATEMENT OF INVESTMENTS(Unaudited)
Dreyfus Lifetime Portfolios, Inc. Growth & Income Portfolio September 30, 2007

                                               Dreyfus Lifetime                                  Dreyfus Lifetime
                                               Portfolios, Inc.      Dreyfus         Proforma     Portfolios, Inc.         Dreyfus            Proforma
                                                  Growth and        Founders         Combined        Growth and            Founders           Combined
                                               Income Portfolio   Balanced Fund         (*)       Income Portfolio      Balanced Fund           (*)
                                              ------------------------------------------------   -----------------------------------------------------

Common Stocks--48.7%                                Shares                                                                  Value ($)
----------------------------------------------------------------------------------------------   -----------------------------------------------------
Advertising--.2%
Omnicom Group                                                          6,920            6,920                               332,783            332,783

Air Freight & Logistics--.2%
FedEx                                                                  2,347            2,347                               245,848            245,848

Apparel Retail--.6%
Gap                                                                   34,060           34,060                               628,066            628,066
Urban Outfitters                                                      15,666 a         15,666                               341,519            341,519
                                                                                                                            969,585            969,585
Asset Management & Custody Banks--.2%
State Street                                                           3,762            3,762                               256,418            256,418

Biotechnology--1.1%
Amylin Pharmaceuticals                                                11,418 a         11,418                               570,900            570,900
Genentech                                                              5,874 a          5,874                               458,289            458,289
Gilead Sciences                                                       13,526 a         13,526                               552,808            552,808
                                                                                                                          1,581,997          1,581,997
Communications Equipment--.6%
Corning                                                               16,349           16,349                               403,003            403,003
Juniper Networks                                                      13,856 a         13,856                               507,268            507,268
                                                                                                                            910,271            910,271
Computer & Electronics Retail--.3%
Best Buy                                                              10,030           10,030                               461,581            461,581

Computer Hardware--1.5%
Apple                                                                  9,461 a          9,461                             1,452,642          1,452,642
Hewlett-Packard                                                       17,043           17,043                               848,571            848,571
                                                                                                                          2,301,213          2,301,213
Computer Storage & Peripherals--.6%
EMC/Massachusetts                                                     19,806 a         19,806                               411,965            411,965
SanDisk                                                                9,573 a          9,573                               527,472            527,472
                                                                                                                            939,437            939,437
Consumer Discretionary--3.3%
Big Lots                                             7,600 a                            7,600          226,784                                 226,784
Coach                                                5,400 a                            5,400          255,258                                 255,258
EchoStar Communications, Cl. A                       6,000 a                            6,000          280,860                                 280,860
General Motors                                       7,100                              7,100          260,570                                 260,570
Harley-Davidson                                      3,300                              3,300          152,493                                 152,493
J.C. Penney                                          3,600                              3,600          228,132                                 228,132
Mattel                                               8,800                              8,800          206,448                                 206,448
McDonald's                                           9,200                              9,200          501,124                                 501,124
McGraw-Hill Cos.                                     2,800                              2,800          142,548                                 142,548
Newell Rubbermaid                                    8,200                              8,200          236,324                                 236,324
News, Cl. A                                         11,400                             11,400          250,686                                 250,686
Nordstrom                                            6,300                              6,300          295,407                                 295,407
Priceline.com                                        4,200 a,b                          4,200          372,750                                 372,750
Sotheby's                                            5,100                              5,100          243,729                                 243,729
Viacom, Cl. B                                        4,150 a                            4,150          161,725                                 161,725
Walt Disney                                         16,200             7,560           23,760          557,118              259,988            817,106
Yum! Brands                                          9,400                              9,400          318,002                                 318,002
                                                                                                     4,689,958              259,988          4,949,946
Consumer Staples--2.6%
Altria Group                                         4,100                              4,100          285,073                                 285,073
Campbell Soup                                        5,800                              5,800          214,600                                 214,600
Costco Wholesale                                     4,100             4,397            8,497          251,617              269,844            521,461
Kellogg                                              5,000                              5,000          280,000                                 280,000
PepsiCo                                              7,600                              7,600          556,776                                 556,776
Procter & Gamble                                    10,400            10,887           21,287          731,536              765,792          1,497,328
Reynolds American                                    7,500 b                            7,500          476,925                                 476,925
                                                                                                     2,796,527            1,035,636          3,832,163
Data Processing & Outsourced Services--.2%
Automatic Data Processing                                              6,081            6,081                               279,300            279,300

Department Stores--.2%
Nordstrom                                                              7,501            7,501                               351,722            351,722

Diversified Chemicals--.2%
E.I. du Pont de Nemours & Co.                                          6,070            6,070                               300,829            300,829

Drug Retail--.3%
CVS                                                                    9,917            9,917                               393,011            393,011

Electronic Manufacturing Services--.1%
Molex                                                                  6,487            6,487                               174,695            174,695

Energy--2.9%
Chevron                                              8,800                              8,800          823,504                                 823,504
ConocoPhillips                                       7,300                              7,300          640,721                                 640,721
Exxon Mobil                                         17,600                             17,600        1,629,056                               1,629,056
Marathon Oil                                         6,400                              6,400          364,928                                 364,928
Occidental Petroleum                                 5,900                              5,900          378,072                                 378,072
Transocean                                           1,300 a                            1,300          146,965                                 146,965
Valero Energy                                        3,300                              3,300          221,694                                 221,694
Western Refining                                     3,500                              3,500          142,030                                 142,030
                                                                                                     4,346,970                               4,346,970
Environmental & Facilities Services--.4%
Waste Management                                                      15,188           15,188                               573,195            573,195

Exchange Traded Funds--.5%
iShares Russell 1000 Growth Index
    Fund                                                               4,353            4,353                               268,710            268,710
Powershares QQQ                                                        5,502            5,502                               282,858            282,858
Standard & Poor's Depository
    Receipts (Tr. Ser. 1)                                              1,388            1,388                               211,781            211,781
                                                                                                                            763,349            763,349
Food Retail--.5%
Whole Foods Market                                                    14,128           14,128                               691,707            691,707

Financial--5.4%
American Express                                     2,400                              2,400          142,488                                 142,488
American International Group                         8,600             3,983           12,583          581,790              269,450            851,240
Bank of America                                     16,300                             16,300          819,401                                 819,401
Bank of Montreal                                     2,200                              2,200          144,056                                 144,056
Chubb                                                7,400                              7,400          396,936                                 396,936
Citigroup                                            6,500            11,738           18,238          303,355              547,812            851,167
Deutsche Bank                                        2,100                              2,100          269,619                                 269,619
Discover Financial Services                          3,400                              3,400           70,720                                  70,720
First Marblehead                                     4,050 b                            4,050          153,617                                 153,617
Goldman Sachs Group                                  2,200             1,533            3,733          476,828              332,262            809,090
Hartford Financial Services Group                    3,300                              3,300          305,415                                 305,415
JPMorgan Chase  Co.                                 17,800                             17,800          815,596                                 815,596
Lehman Brothers Holdings                             6,300                              6,300          388,899                                 388,899
M&T Bank                                             2,200                              2,200          227,590                                 227,590
Merrill Lynch & Co.                                  4,000                              4,000          285,120                                 285,120
MetLife                                              6,000                              6,000          418,380                                 418,380
Morgan Stanley                                       6,800             5,011           11,811          428,400              315,693            744,093
ProLogis                                             3,900                              3,900          258,765                                 258,765
Public Storage                                       2,000                              2,000          157,300                                 157,300
                                                                                                     6,644,275            1,465,217          8,109,492
Health Care--3.9%
Aetna                                                5,700                              5,700          309,339                                 309,339
Alcon                                                1,700                              1,700          244,664                                 244,664
Amgen                                               10,500 a                           10,500          593,985                                 593,985
Becton, Dickinson & Co.                              2,900                              2,900          237,945                                 237,945
CIGNA                                                5,000                              5,000          266,450                                 266,450
Forest Laboratories                                  3,800 a                            3,800          141,702                                 141,702
Genzyme                                              4,200 a                            4,200          260,232                                 260,232
Humana                                               2,500 a                            2,500          174,700                                 174,700
Johnson & Johnson                                   13,100             2,861           15,961          860,670              187,968          1,048,638
Medtronic                                            3,500             7,067           10,567          197,435              398,649            596,084
Merck & Co.                                          9,000             5,522           14,522          465,210              285,432            750,642
Pfizer                                              28,900            10,675           39,575          706,027              260,790            966,817
UnitedHealth Group                                   4,100                              4,100          198,563                                 198,563
                                                                                                     4,656,922            1,132,839          5,789,761
Home Entertainment Software--.5%
Electronic Arts                                                       13,192 a         13,192                               738,620            738,620

Home Improvement Retail--.2%
Home Depot                                                            10,155           10,155                               329,428            329,428

Household Products--.2%
Colgate-Palmolive                                                      4,029            4,029                               287,348            287,348

Hypermarkets & Super Centers--.6%
Wal-Mart Stores                                                       20,094           20,094                               877,103            877,103
                                                                                                                                                     0
Industrial--3.4%                                                                                                                                     0
Acuity Brands                                        2,300                              2,300          116,104                                 116,104
Cummins                                              2,200                              2,200          281,358                                 281,358
Dover                                                3,700                              3,700          188,515                                 188,515
General Dynamics                                     4,400                              4,400          371,668                                 371,668
General Electric                                    25,500            28,535           54,035        1,055,700            1,181,349          2,237,049
Lockheed Martin                                      2,700                              2,700          292,923                                 292,923
Parker Hannifin                                      2,200                              2,200          246,026                                 246,026
Raytheon                                             9,100                              9,100          580,762                                 580,762
United Technologies                                  7,000                              7,000          563,360                                 563,360
Waste Management                                     5,000                              5,000          188,700                                 188,700
                                                                                                     3,885,116            1,181,349          5,066,465
Information Technology--6.6%
Accenture, Cl. A                                    11,200                             11,200          450,800                                 450,800
Applied Materials                                   19,000                             19,000          393,300                                 393,300
ASML Holding (NY Shares)                            13,100 a                           13,100          430,466                                 430,466
Autodesk                                             4,200 a           4,165 a          8,365          209,874              208,125            417,999
Cisco Systems                                       12,900 a          37,742 a         50,642          427,119            1,249,638          1,676,757
Dell                                                 9,900 a                            9,900          273,240                                 273,240
International Business Machines                      5,400 b                            5,400          636,120                                 636,120
Lexmark International, Cl. A                         3,900 a                            3,900          161,967                                 161,967
Linear Technology                                    8,500                              8,500          297,415                                 297,415
MasterCard, Cl. A                                    2,100 b                            2,100          310,737                                 310,737
Maxim Integrated Products                            3,600            11,499           15,099          105,660              337,496            443,156
Microsoft                                           26,000            52,100           78,100          765,960            1,534,866          2,300,826
Nokia, ADR                                           9,300                              9,300          352,749                                 352,749
Novell                                              43,700 a                           43,700          333,868                                 333,868
QUALCOMM                                             3,700                              3,700          156,362                                 156,362
Teradyne                                             9,500 a                            9,500          131,100                                 131,100
Texas Instruments                                    9,000            17,746           26,746          329,310              649,326            978,636
Xerox                                                9,200 a                            9,200          159,528                                 159,528
                                                                                                     5,925,575            3,979,451          9,905,026
Integrated Oil & Gas--1.0%
Chevron                                                                4,028            4,028                               376,940            376,940
Exxon Mobil                                                           12,336           12,336                             1,141,820          1,141,820
                                                                                                                          1,518,760          1,518,760
Internet Retail--.3%
eBay                                                                  13,265 a         13,265                               517,600            517,600

Internet Software & Services--.6%
Google, Cl. A                                                            931 a            931                               528,128            528,128
Yahoo!                                                                15,985 a         15,985                               429,037            429,037
                                                                                                                            957,165            957,165
Investment Banking & Brokerage--.4%
Charles Schwab                                                        28,478           28,478                               615,125            615,125

Life Insurance--.4%
Unum Group                                                            23,285           23,285                               569,784            569,784

Life Sciences Tools & Services--.8%
Pharmaceutical Product Development                                    10,237           10,237                               362,799            362,799
Thermo Fisher Scientific                                              14,123 a         14,123                               815,180            815,180
                                                                                                                          1,177,979          1,177,979
Materials--1.0%
Ashland                                              6,500                              6,500          391,365                                 391,365
Dow Chemical                                         3,300                              3,300          142,098                                 142,098
International Paper                                  9,400                              9,400          337,178                                 337,178
Monsanto                                             2,000                              2,000          171,480                                 171,480
Nucor                                                2,700                              2,700          160,569                                 160,569
Sonoco Products                                      3,700                              3,700          111,666                                 111,666
United States Steel                                  2,200                              2,200          233,068                                 233,068
                                                                                                     1,547,424                               1,547,424
Oil & Gas Equipment & Services--.5%
Halliburton                                                            7,497            7,497                               287,885            287,885
Schlumberger                                                           4,388            4,388                               460,740            460,740
                                                                                                                            748,625            748,625
Oil & Gas Exploration & Production--.2%
Ultra Petroleum                                                        4,541 a          4,541                               281,724            281,724

Packaged Foods & Meats--.3%
Cadbury Schweppes, ADR                                                 4,367            4,367                               203,153            203,153
Kraft Foods, Cl. A                                                     5,024            5,024                               173,378            173,378
                                                                                                                            376,531            376,531
Personal Products--.3%
Avon Products                                                         12,633           12,633                               474,116            474,116

Pharmaceuticals--1.0%
Allergan                                                               9,325            9,325                               601,183            601,183
Covance                                                                2,692 a          2,692                               209,707            209,707
Eli Lilly & Co.                                                        3,560            3,560                               202,671            202,671
Schering-Plough                                                       15,098           15,098                               477,550            477,550
                                                                                                                          1,491,111          1,491,111
Railroads--.2%
Canadian National Railway                                              5,381            5,381                               306,717            306,717

Restaurants--.1%
Starbucks                                                              6,564 a          6,564                               171,977            171,977

Semiconductor Equipment--.4%
KLA-Tencor                                                             6,173            6,173                               344,330            344,330
MEMC Electronic Materials                                              4,525 a          4,525                               266,342            266,342
                                                                                                                            610,672            610,672
Semiconductors--.9%
Broadcom, Cl. A                                                       14,979 a         14,979                               545,835            545,835
Intersil, Cl. A                                                        8,875            8,875                               296,691            296,691
Marvell Technology Group                                              30,006 a         30,006                               491,198            491,198
                                                                                                                          1,333,724          1,333,724
Soft Drinks--.1%
PepsiCo                                                                2,902            2,902                               212,601            212,601

Specialized Finance--.3%
CME Group                                                                816              816                               479,278            479,278

Specialty Chemicals--.1%
Ecolab                                                                 3,895            3,895                               183,844            183,844

Systems Software--.6%
Adobe Systems                                                         16,395 a         16,395                               715,806            715,806
Symantec                                                               8,957 a          8,957                               173,587            173,587
                                                                                                                            889,393            889,393
Telecommunication Services--.9%
AT & T                                              20,400                             20,400          863,124                                 863,124
Deutsche Telekom, ADR                                8,100                              8,100          159,003                                 159,003
Windstream                                          19,600                             19,600          276,752                                 276,752
                                                                                                     1,298,879                               1,298,879
Tobacco--.3%
Altria Group                                                           6,679            6,679                               464,391            464,391

Utilities--.7%
Atmos Energy                                         3,200                              3,200           90,624                                  90,624
Consolidated Edison                                  3,900                              3,900          180,570                                 180,570
Constellation Energy Group                           2,500                              2,500          214,475                                 214,475
Sempra Energy                                        6,500                              6,500          377,780                                 377,780
Westar Energy                                        6,700                              6,700          164,552                                 164,552
                                                                                                     1,028,001                               1,028,001

Total Common Stocks
    (cost $29,687,854 and $30,293,665
    respectively)                                                                                   36,819,647           36,195,037         73,014,684

                                            Coupon    Maturity
Bonds and Notes--33.5%                     Rate (%)     Date          Principal Amount ($)                               Value ($)
----------------------------------------------------------------------------------------------------------      ----------------------------------------
Aerospace & Defense--.1%
Boeing,
    Sr. Unscd. Notes                         5.13      2/15/13     55,000                         55,000           54,820                         54,820
Boeing Capital,
    Sr. Notes                                7.38      9/27/10                 100,000           100,000                         106,734         106,734
United Technologies,
    Unsub. Notes                             7.13     11/15/10     40,000                         40,000           42,429                         42,429
                                                                                                                   97,249        106,734         203,983
Asset-Backed Ctfs./Auto Receivables--.2%
Americredit Prime Automobile
    Receivables, Ser. 2007-1, Cl. B          5.35       9/9/13                  20,000            20,000                          19,884          19,884
Americredit Prime Automobile
    Receivables, Ser. 2007-1, Cl. C          5.43      2/10/14                  20,000            20,000                          19,774          19,774
Ford Credit Auto Owner Trust,
    Ser. 2005-B, Cl. B                       4.64      4/15/10                  74,000            74,000                          73,644          73,644
Ford Credit Auto Owner Trust,
    Ser. 2007-A, Cl. C                       5.80      2/15/13                 100,000           100,000                          95,212          95,212
Hyundai Auto Receivables Trust,
    Ser. 2006-B, Cl. C                       5.25      5/15/13                 100,000           100,000                          99,071          99,071
Wachovia Automobile Loan Owner
    Trust, Ser. 2007-1, Cl. D                5.65      2/20/13                  75,000            75,000                          72,664          72,664
                                                                                                                                 380,249         380,249
Asset-Backed Ctfs./Credit Cards--.3%
BA Credit Card Trust,
    Ser. 2007-C1, Cl. C1                     6.04      6/15/14                 200,000 c         200,000                         190,125         190,125
Citibank Credit Card Issuance
    Trust, Ser. 2006-C4, Cl. C4              6.04       1/9/12                 190,000 c         190,000                         185,080         185,080
                                                                                                                                 375,205         375,205
Asset-Backed Ctfs./Home Equity Loans--.0%
Credit Suisse Mortgage Capital
    Certificates, Ser. 2007-1,
    Cl. 1A6A                                 5.86      2/25/37                  65,000 c          65,000                          64,810          64,810
Automobiles--.1%
Ford Motor Credit,
    Unscd. Notes                             7.38     10/28/09                 100,000           100,000                          98,056          98,056

Automobile Manufacturers--.0%
Daimler Finance North America,
    Gtd. Notes                               6.50     11/15/13     55,000                         55,000           57,102                         57,102
Johnson Controls,
    Sr. Notes                                5.50      1/15/16     25,000                         25,000           24,663                         24,663
                                                                                                                   81,765                         81,765
Banks--2.8%
Bank of America,
    Sr. Notes                                4.88      1/15/13    115,000                        115,000          112,386                        112,386
Bank of America,
    Sub. Notes                               5.75      8/15/16     70,000                         70,000           69,979                         69,979
Bank of America,
    Sub. Notes                               7.80      2/15/10     50,000                         50,000           52,897                         52,897
Bank One,
    Sub. Notes                               5.90     11/15/11    165,000                        165,000          168,142                        168,142
BB & T,
    Sub. Notes                               4.75      10/1/12     85,000                         85,000           82,629                         82,629
BTM (Curacao) Holdings,
    Bank Gtd. Notes                          4.76      7/21/15                 175,000 c,d       175,000                         170,832         170,832
Chevy Chase Bank,
    Sub. Notes                               6.88      12/1/13                  55,000            55,000                          53,488          53,488
Chuo Mitsui Trust & Banking,
    Sub. Notes                               5.51     12/29/49                 100,000 c,d       100,000                          92,304          92,304
Compass Bank,
    Bonds                                    5.50       4/1/20                 110,000           110,000                         105,114         105,114
Credit Suisse First Boston USA,
    Notes                                    4.13      1/15/10                 165,000           165,000                         162,085         162,085
Credit Suisse Guernsey,
    Jr. Sub. Notes                           5.86      5/29/49                  52,000 c          52,000                          49,186          49,186
Credit Suisse USA,
    Sr. Unsub. Notes                         5.50      8/16/11                 125,000           125,000                         126,270         126,270
Deutsche Bank Financial,
    Bank Gtd. Notes                          5.38       3/2/15     45,000                         45,000           44,142                         44,142
First Union,
    Sub. Notes                               7.80      8/18/10     95,000                         95,000          101,842                        101,842
Fleet National Bank,
    Sub. Notes                               5.75      1/15/09    235,000                        235,000          237,237                        237,237
Glitnir Banki,
    Sub. Notes                               6.69      6/15/16                 100,000 c,d       100,000                         102,201         102,201
HSBC Bank,
    Sub. Notes                               6.95      3/15/11    160,000 b                      160,000          169,235                        169,235
Inter-American Development Bank,
    Notes                                    5.13      9/13/16     55,000                         55,000           55,758                         55,758
JPMorgan Chase & Co.,
    Sub. Notes                               5.75       1/2/13     50,000                         50,000           50,762                         50,762
JPMorgan Chase & Co.,
    Sub. Notes                               5.13      9/15/14                 115,000           115,000                         112,167         112,167
KFW,
    Gov't Gtd. Notes                         4.88      1/17/17     65,000                         65,000           64,331                         64,331
KFW,
    Gov't Gtd. Notes                         5.13      3/14/16     35,000                         35,000           35,120                         35,120
M&T Bank,
    Sr. Unscd. Bonds                         5.38      5/24/12                  55,000            55,000                          55,632          55,632
Marshall and Ilsley,
    Sr. Unscd. Notes                         5.63      8/17/09                 105,000           105,000                         105,509         105,509
Oesterreichische Kontrollbank,
    Gov't Gtd. Notes                         4.50       3/9/15     40,000                         40,000           38,712                         38,712
PNC Funding,
    Bank Gtd. Notes                          5.63       2/1/17     55,000                         55,000           53,851                         53,851
Rentenbank,
    Govt. Gtd. Notes, Ser. 5                 3.25      6/16/08    250,000                        250,000          247,774                        247,774
Rentenbank,
    Govt. Gtd. Bonds                         5.13       2/1/17     55,000                         55,000           55,081                         55,081
Royal Bank of Scotland Group,
    Sub. Notes                               6.38       2/1/11    100,000                        100,000          104,558                        104,558
Sanwa Bank,
    Sub. Notes                               7.40      6/15/11     80,000 b                       80,000           86,053                         86,053
Societe Generale,
    Sub. Notes                               5.92      4/29/49                 100,000 c,d       100,000                          94,730          94,730
Suntrust Bank,
    Sub. Notes                               6.38       4/1/11     40,000                         40,000           41,525                         41,525
U.S. Bank,
    Sub. Notes                               6.38       8/1/11    110,000                        110,000          114,662                        114,662
USB Capital IX,
    Gtd. Notes                               6.19      4/15/49                 105,000 c         105,000                         105,070         105,070
Wachovia,
    Sub. Notes                               5.63     10/15/16     25,000                         25,000           24,737                         24,737
Wachovia Bank,
    Sub. Notes                               5.00      8/15/15                 115,000           115,000                         108,467         108,467
Washington Mutual,
    Sub. Notes                               8.25       4/1/10                 540,000           540,000                         569,671         569,671
Wells Fargo & Co.,
    Sub. Notes                               6.38       8/1/11     25,000                         25,000           25,883                         25,883
Wells Fargo,
    Sub. Notes                               5.13      9/15/16     30,000                         30,000           28,898                         28,898
Zions Bancorporation,
    Sub. Notes                               6.00      9/15/15                  85,000            85,000                          85,375          85,375
Zions Bancorporation,
    Sub. Notes                               5.50     11/16/15     65,000                         65,000           62,520                         62,520
                                                                                                                2,128,714      2,098,101       4,226,815
Brokerage--.9%
Amvescap,
    Sr. Unscd. Notes                         5.38     12/15/14                  25,000            25,000                          24,412          24,412
Bear Stearns,
    Notes                                    3.25      3/25/09                 170,000           170,000                         164,051         164,051
Bear Stearns,
    Sr. Unscd. Notes                         5.50      8/15/11                  90,000            90,000                          88,992          88,992
Goldman Sachs Capital II,
    Gtd. Bonds                               5.79     12/29/49                  35,000 c          35,000                          33,119          33,119
Goldman Sachs Group,
    Sr. Notes                                5.35      1/15/16                 110,000           110,000                         106,196         106,196
Janus Capital Group,
    Notes                                    6.25      6/15/12                  40,000            40,000                          40,551          40,551
Jefferies Group,
    Sr. Unscd. Debs.                         6.25      1/15/36                 120,000           120,000                         107,481         107,481
Lehman Brothers Holdings,
    Notes                                    4.25      1/27/10                 165,000           165,000                         159,807         159,807
Lehman Brothers Holdings,
    Sr. Notes                                6.00      7/19/12                  85,000            85,000                          86,318          86,318
Merrill Lynch & Co.,
    Notes                                    4.79       8/4/10                 165,000           165,000                         162,298         162,298
Merrill Lynch & Co.,
    Sub. Notes                               6.05      5/16/16                 140,000           140,000                         139,803         139,803
Morgan Stanley,
    Notes                                    4.00      1/15/10                 170,000           170,000                         166,086         166,086
Morgan Stanley,
    Notes                                    5.55      4/27/17                 100,000           100,000                          97,023          97,023
                                                                                                                               1,376,137       1,376,137
Building & Construction--.1%
Centex,
    Sr. Unscd. Notes                         6.50       5/1/16     35,000                         35,000           31,975                         31,975
CRH America,
    Gtd. Notes                               5.30     10/15/13     50,000                         50,000           47,546                         47,546
CRH America,
    Gtd. Notes                               6.00      9/30/16     65,000                         65,000           63,264                         63,264
                                                                                                                  142,785                        142,785
Building Products--.0%
Owens Corning,
    Gtd. Notes                               6.50      12/1/16                  15,000 c          15,000                          14,487          14,487

Chemicals--.1%
E.I. du Pont de Nemours & Co.,
    Notes                                    4.75     11/15/12     55,000                         55,000           53,821                         53,821
Potash of Saskatchewan,
    Unscd. Notes                             7.75      5/31/11     70,000                         70,000           75,359                         75,359
Rohm and Haas Holdings,
    Unsub. Notes                             5.60      3/15/13                  15,000            15,000                          14,955          14,955
                                                                                                                  129,180         14,955         144,135
Commercial Mortgage Pass-Through
    Ctfs.--1.5%
Banc of America Commercial
    Mortgage, Ser. 2002-2, Cl. A3            5.12      7/11/43                  95,000            95,000                          94,976          94,976
Bear Stearns Commercial Mortgage
    Securities, Ser. 2006-PW14,
    Cl. AAB                                  5.17      12/1/38                 190,000           190,000                         186,439         186,439
Bear Stearns Commercial Mortgage
    Securities, Ser. 2007-T26,
    Cl. AAB                                  5.43      1/12/45                 225,000           225,000                         222,701         222,701
Bear Stearns Commercial Mortgage
    Securities, Ser. 2006-PW13,
    Cl. A3                                   5.52      9/11/41                  30,000            30,000                          30,078          30,078
Bear Stearns Commercial Mortgage
    Securities, Ser. 2006-T24,
    Cl. AAB                                  5.53     10/12/41                 110,000           110,000                         109,932         109,932
Citigroup/Deutsche Bank Commercial
    Mortgage Trust, Ser. 2007-CD4,
    Cl. A2B                                  5.21     12/11/49                 110,000           110,000                         109,624         109,624
Crown Castle Towers,
    Ser. 2006-1A, Cl. B                      5.36     11/15/36                  25,000 d          25,000                          24,788          24,788
Crown Castle Towers,
    Ser. 2006-1A, Cl. C                      5.47     11/15/36                  70,000 d          70,000                          69,500          69,500
Crown Castle Towers,
    Ser. 2006-1A, Cl. D                      5.77     11/15/36                  55,000 d          55,000                          53,995          53,995
Global Signal Trust,
    Ser. 2006-1, Cl. D                       6.05      2/15/36                  45,000 d          45,000                          44,692          44,692
GMAC Commercial Mortgage
    Securities, Ser. 2003-C3,
    Cl. A3                                   4.65      4/10/40                 175,000           175,000                         173,203         173,203
Goldman Sachs Mortgage Securities
    Corporation II, Ser. 2007-EOP,
    Cl. E                                    6.24      3/6/20                   45,000 c,d        45,000                          44,279          44,279
Goldman Sachs Mortgage Securities
    Corporation II, Ser. 2007-EOP,
    Cl. K                                    6.85      3/6/20                   25,000 c,d        25,000                          23,970          23,970
Greenwich Capital Commercial
    Funding, Ser. 2007-GG9, Cl. AAB          5.44      3/10/39                 145,000           145,000                         143,602         143,602
J.P. Morgan Chase Commercial
    Mortgage Securities,
    Ser. 2004-C1, Cl. A2                     4.30      1/15/38                  85,000            85,000                          82,836          82,836
J.P. Morgan Chase Commercial
    Mortgage Securities,
    Ser. 2006-LDP7, Cl. ASB                  6.07      4/15/45                 125,000 c         125,000                         127,964         127,964
Merrill Lynch Mortgage Trust,
    Ser. 2002-MW1, Cl. A4                    5.62      7/12/34                 215,000           215,000                         218,883         218,883
Morgan Stanley Capital I,
    Ser. 2006-IQ12, Cl. AAB                  5.33     12/15/43                 110,000           110,000                         108,757         108,757
Morgan Stanley Capital I,
    Ser. 2006-HQ9, Cl. A3                    5.71      7/12/44                 215,000           215,000                         217,817         217,817
Sovereign Commercial Mortgage
    Securities, Ser. 2007-C1, Cl. D          5.83      7/22/30                  30,000 c,d        30,000                          25,979          25,979
TIAA Real Estate,
    Ser. 2007-C4, Cl. A3                     6.10      8/15/39                  70,000 c          70,000                          71,480          71,480
                                                                                                                               2,185,495       2,185,495
Commercial & Professional
    Services--.1%
Donnelley (R.R.) and Sons,
    Sr. Unscd. Notes                         5.63      1/15/12     60,000                         60,000           60,516                         60,516
PHH,
    Sr. Unscd. Notes                         7.13       3/1/13     35,000                         35,000           36,952                         36,952
                                                                                                                   97,468                         97,468
Construction--.1%
Atlas Copco,                                 5.60      5/22/17                  20,000 d          20,000                          19,737          19,737
    Bonds
Case New Holland,                            7.13      3/1/14                   35,000            35,000                          35,875          35,875
    Gtd. Notes
John Deere Capital,                          5.66      9/1/09                  110,000 c         110,000                         110,165         110,165
    Notes                                                                                                                        165,777         165,777

Consumer--.2%
American Express Credit,                     5.88     11/9/09                   40,000 c          40,000                          39,787          39,787
    Notes
Capital One Financial,                       6.00      9/10/09                 105,000 c         105,000                         104,325         104,325
    Sr. Unsub. Notes
Countrywide Financial,                       5.80      6/7/12                   30,000            30,000                          28,119          28,119
    Gtd. Notes
HSBC Finance,                                5.50      1/19/16                 110,000           110,000                         106,816         106,816
    Notes
SLM,                                         4.50      7/26/10                  55,000            55,000                          51,487          51,487
    Unscd. Notes, Ser. A                                                                                                         330,534         330,534

Consumer Products--.1%
Clorox,
    Sr. Unscd. Notes                         5.00      1/15/15     15,000                         15,000           14,304                         14,304
Kimberly-Clark,
    Sr. Notes                                6.13       8/1/17     40,000                         40,000           41,277                         41,277
Procter & Gamble,
    Sr. Unsub. Notes                         4.95      8/15/14     35,000                         35,000           34,433                         34,433
                                                                                                                   90,014                         90,014
Diversified Financial Services--1.8%
American Express,
    Sr. Unscd. Notes                         5.50      9/12/16     55,000                         55,000           53,142                         53,142
American General Finance,
    Notes, Ser. I                            5.40      12/1/15     40,000                         40,000           38,368                         38,368
Bear Stearns,
    Unscd. Notes                             5.30     10/30/15     55,000                         55,000           51,533                         51,533
Capital One Financial,
    Sr. Notes                                5.70      9/15/11     40,000                         40,000           40,101                         40,101
Capmark Financial Group,
    Gtd. Notes                               5.88      5/10/12                 110,000 d         110,000                         100,179         100,179
CIT Group,
    Sr. Notes                                5.13      9/30/14     90,000                         90,000           82,203                         82,203
Citigroup,
    Sub. Notes                               5.00      9/15/14    150,000                        150,000          144,797                        144,797
Credit Suisse USA,
    Notes                                    4.70       6/1/09    275,000                        275,000          274,407                        274,407
European Investment Bank,
    Notes                                    5.25      6/15/11    105,000                        105,000          107,585                        107,585
General Electric Capital,
    Notes, Ser. A                            3.13       4/1/09     90,000 b                       90,000           87,692                         87,692
General Electric Capital,
    Notes, Ser. A                            4.75      9/15/14     55,000                         55,000           52,917                         52,917
General Electric Capital,
    Sr. Notes                                5.38     10/20/16     30,000                         30,000           29,426                         29,426
General Electric Capital,
    Sr. Unscd. Notes, Ser. A                 6.00      6/15/12     70,000                         70,000           72,254                         72,254
Goldman Sachs Group,
    Notes                                    5.13      1/15/15     35,000                         35,000           33,656                         33,656
Goldman Sachs Group,
    Sr. Notes                                5.35      1/15/16     60,000                         60,000           58,020                         58,020
Goldman Sachs Group,
    Sub. Notes                               5.63      1/15/17     75,000                         75,000           72,898                         72,898
Goldman Sachs Group,
    Sr. Notes                                6.25       9/1/17     70,000                         70,000           71,664                         71,664
Goldman Sachs Group,
    Notes                                    6.60      1/15/12     55,000                         55,000           57,690                         57,690
Hartford Financial Services Group,
    Sr. Unscd. Notes                         5.38      3/15/17     40,000                         40,000           38,722                         38,722
Household Finance,
    Sr. Unscd. Notes                         6.38     11/27/12     55,000                         55,000           56,966                         56,966
Household Finance,
    Notes                                    8.00      7/15/10    160,000                        160,000          171,817                        171,817
International Lease Finance,
    Unsub. Notes                             5.88       5/1/13     50,000                         50,000           50,257                         50,257
John Deere Capital,
    Notes                                    7.00      3/15/12     80,000                         80,000           85,611                         85,611
JPMorgan Chase,
    Sr. Unscd. Notes                         4.75       3/1/15     60,000 b                       60,000           56,931                         56,931
Lehman Brothers Holdings,
    Notes, Ser. G                            4.80      3/13/14     60,000                         60,000           55,888                         55,888
Lehman Brothers Holdings,
    Sub. Notes                               6.50      7/19/17     50,000                         50,000           50,763                         50,763
Merrill Lynch & Co.,
    Notes                                    5.45      7/15/14     45,000                         45,000           44,197                         44,197
Merrill Lynch & Co.,
    Sr. Unscd. Notes                         6.00      2/17/09    100,000                        100,000          100,726                        100,726
Morgan Stanley,
    Sr. Unscd. Notes                         5.30       3/1/13    105,000                        105,000          103,464                        103,464
Morgan Stanley,
    Sr. Unscd. Notes                         6.60       4/1/12    100,000                        100,000          103,960                        103,960
Pemex Finance,
    Notes                                    9.03      2/15/11    126,000                        126,000          132,930                        132,930
SLM,
    Unscd. Notes, Ser. A                     5.00      10/1/13     50,000                         50,000           43,714                         43,714
Travelers Cos.,
    Jr. Sub. Debs.                           6.25      3/15/37     50,000 c                       50,000           48,427                         48,427
Western Union,
    Gtd. Notes                               5.93      10/1/16     55,000                         55,000           54,341                         54,341
                                                                                                                2,527,067        100,179       2,627,246
Diversified Metals & Mining--.1%
Alcan,
    Sr. Unscd. Notes                         5.00       6/1/15     40,000                         40,000           38,286                         38,286
Alcoa,
    Notes                                    7.38       8/1/10     85,000                         85,000           90,252                         90,252
WellPoint,
    Sr. Unsub. Bonds                         5.25      1/15/16     50,000                         50,000           47,874                         47,874
                                                                                                                  176,412                        176,412
Electric - Integrated--.5%
Appalachian Power,
    Sr. Unscd. Notes                         5.65      8/15/12                  25,000            25,000                          25,170          25,170
Cleveland Electric Illumination,
    Sr. Unscd. Notes                         5.70       4/1/17                  50,000            50,000                          48,648          48,648
Connecticut Light and Power,
    First Mortgage Bonds, Ser. A             5.38       3/1/17                 100,000           100,000                          95,349          95,349
Consolidated Edison of NY,
    Sr. Unscd. Debs., Ser. D                 5.30      12/1/16                  90,000            90,000                          87,270          87,270
Consumers Energy,
    First Mortgage Bonds                     5.65      4/15/20                  55,000            55,000                          53,183          53,183
FPL Group Capital,
    Gtd. Debs.                               5.63       9/1/11                 110,000           110,000                         111,409         111,409
Gulf Power,
    Sr. Unsub. Notes, Ser. M                 5.30      12/1/16                 110,000           110,000                         106,663         106,663
NiSource Finance,
    Gtd. Notes                               5.25      9/15/17                  35,000            35,000                          32,484          32,484
PacifiCorp,
    First Mortgage Bonds                     6.90     11/15/11                 150,000           150,000                         158,664         158,664
Southern,
    Sr. Unsub. Notes, Ser. A                 5.30      1/15/12                  25,000            25,000                          24,982          24,982
                                                                                                                                 743,822         743,822
Electric Utilities--.4%
Consolidated Edison,
    Debs.                                    4.88       2/1/13     55,000                         55,000           53,447                         53,447
Exelon,
    Sr. Unscd. Notes                         4.90      6/15/15     45,000                         45,000           41,969                         41,969
NiSource Finance,
    Gtd. Notes                               7.88     11/15/10    100,000                        100,000          107,112                        107,112
Ohio Edison,
    Sr. Unscd. Notes                         6.40      7/15/16     75,000                         75,000           76,996                         76,996
PPL Electric Utilities,
    Scd. Bonds                               6.25      8/15/09    100,000                        100,000          102,042                        102,042
Public Service of Colorado,
    First Mortgage Bonds, Ser. 12            4.88       3/1/13     50,000                         50,000           48,316                         48,316
San Diego Gas & Electric,
    First Mortgage Bonds, Ser. CCC           5.30     11/15/15     40,000                         40,000           39,086                         39,086
Southwestern Electric Power,
    Sr. Unscd. Notes, Ser. E                 5.55      1/15/17     25,000                         25,000           24,199                         24,199
Virginia Electric & Power,
    Sr. Unscd. Notes, Ser. A                 5.40      1/15/16     30,000                         30,000           29,037                         29,037
Wisconsin Energy,
    Sr. Unsub. Notes                         6.50       4/1/11     50,000                         50,000           51,985                         51,985
                                                                                                                  574,189                        574,189
Entertainment--.0%
AOL Time Warner,
    Gtd. Notes                               6.75      4/15/11                  50,000            50,000                          51,969          51,969

Environmental--.1%
Allied Waste North America,
    Scd. Notes, Ser. B                       5.75      2/15/11                  20,000            20,000                          19,650          19,650
Allied Waste North America,
    Scd. Notes                               6.38      4/15/11                  20,000            20,000                          20,050          20,050
Republic Services,
    Sr. Notes                                6.75      8/15/11                  80,000            80,000                          83,684          83,684
Waste Management,
    Gtd. Notes                               7.38      5/15/29                  25,000            25,000                          26,820          26,820
                                                                                                                                 150,204         150,204
Food & Beverages--.3%
Anheuser-Busch Cos.,
    Sr. Unscd. Bonds                         5.00      1/15/15     55,000                         55,000           53,082                         53,082
Coca-Cola Enterprises,
    Debs.                                    8.50       2/1/12     35,000                         35,000           39,529                         39,529
ConAgra Foods,
    Sr. Unscd. Notes                         6.75      9/15/11    145,000                        145,000          151,698                        151,698
Kraft Foods,
    Sr. Unscd. Notes                         6.00      2/11/13                  10,000            10,000                          10,294          10,294
Safeway,
    Sr. Unscd. Notes                         6.35      8/15/17     55,000                         55,000           55,983                         55,983
Sara Lee,
    Sr. Unscd. Notes                         6.25      9/15/11     85,000                         85,000           87,876                         87,876
                                                                                                                  388,168         10,294         398,462
Foreign/Governmental--.7%
African Development Bank,
    Sub. Notes                               6.88     10/15/15     45,000                         45,000           49,267                         49,267
Asian Development Bank,
    Notes                                    4.25     10/20/14     60,000                         60,000           57,722                         57,722
European Investment Bank,
    Sr. Notes                                4.00       3/3/10    350,000                        350,000          347,596                        347,596
Hydro Quebec,
    Gtd. Debs., Ser. JL                      6.30      5/11/11     75,000                         75,000           78,776                         78,776
International Bank for
    Reconstruction & Development,
    Bonds                                    5.00       4/1/16     35,000                         35,000           35,556                         35,556
Province of Manitoba Canada,
    Debs., Ser. FH                           4.90      12/6/16     45,000                         45,000           44,105                         44,105
Quebec Province,
    Unscd. Debs.                             4.88       5/5/14     45,000                         45,000           45,006                         45,006
Quebec Province,
    Bonds                                    5.13     11/14/16     30,000                         30,000           30,065                         30,065
Republic of Chile,
    Unsub. Bonds                             5.50      1/15/13    125,000 b                      125,000          127,413                        127,413
Republic of Italy,
    Unsub. Notes                             5.63      6/15/12    125,000                        125,000          129,858                        129,858
Republic of Poland,
    Notes                                    5.00     10/19/15     40,000                         40,000           39,704                         39,704
United Mexican States,
    Notes                                    5.63      1/15/17     20,000                         20,000           19,990                         19,990
United Mexican States,
    Notes                                    6.63       3/3/15     65,000                         65,000           69,713                         69,713
                                                                                                                1,074,771                      1,074,771
Gaming--.0%
MGM Mirage,
    Gtd. Notes                               8.38       2/1/11                  25,000            25,000                          26,063          26,063

Health Care--.2%
Abbott Laboratories,
    Notes                                    5.88      5/15/16     35,000                         35,000           35,374                         35,374
Baxter International,
    Sr. Unscd. Notes                         5.90       9/1/16     50,000                         50,000           50,497                         50,497
Cardinal Health,
    Unsub. Bonds                             4.00      6/15/15     60,000                         60,000           52,972                         52,972
Community Health Systems,
    Sr. Notes                                8.88      7/15/15                  20,000 d          20,000                          20,550          20,550
Eli Lilly,
    Unsub. Notes                             5.20      3/15/17     50,000                         50,000           48,707                         48,707
Unitedhealth Group,
    Sr. Unscd. Notes                         4.88       4/1/13     70,000                         70,000           68,239                         68,239
Wyeth,
    Unsub. Notes                             5.50       2/1/14     70,000                         70,000           69,700                         69,700
                                                                                                                  325,489         20,550         346,039
Hotels & Motels--.0%
Marriot International,
    Notes                                    6.38      6/15/17     50,000                         50,000           50,210                         50,210

Independent Power Prod. &
    Energy Traders--.0%
Chesapeake Energy,
    Gtd. Notes                               7.50      6/15/14                  10,000            10,000                          10,250          10,250
Insurance-Managed Health Care--.0%
Coventry Health Care,
    Sr. Unscd. Notes                         5.95      3/15/17                  30,000            30,000                          29,011          29,011
Wellpoint,
    Sr. Unsub. Notes                         5.88      6/15/17                  30,000            30,000                          29,789          29,789
                                                                                                                                  58,800          58,800
Integrated Oil & Gas--.1%
PC Financial Partnership,
    Notes                                    5.00     11/15/14                 115,000           115,000                         109,639         109,639
Life Insurance--.2%
American International Group,
    Sr. Notes                                5.05      10/1/15                 115,000           115,000                         109,754         109,754
American International Group,
    Notes                                    5.38     10/18/11                  50,000            50,000                          50,198          50,198
MetLife,
    Sr. Unscd. Notes                         5.00      6/15/15                 115,000           115,000                         109,637         109,637
Prudential Financial,
    Notes                                    5.10     12/14/11                  40,000            40,000                          39,799          39,799
                                                                                                                                 309,388         309,388
Manufacturing--.1%
General Electric,
    Notes                                    5.00       2/1/13     80,000                         80,000           79,393                         79,393
Media--.4%
AOL Time Warner,
    Gtd. Notes                               6.88       5/1/12    135,000                        135,000          141,792                        141,792
CBS,
    Gtd. Notes                               7.70      7/30/10     30,000                         30,000           31,868                         31,868
Comcast,
    Gtd. Notes                               5.50      3/15/11                  65,000            65,000                          65,125          65,125
Comcast Cable Communications,
    Gtd. Notes                               6.88      6/15/09                  40,000            40,000                          41,099          41,099
Comcast Cable Communications
    Holdings, Gtd. Notes                     6.75      1/30/11    170,000                        170,000          176,454                        176,454
Cox Communications,
    Sr. Notes                                5.45     12/15/14     45,000                         45,000           43,719                         43,719
News America Holdings,
    Gtd. Debs.                               7.70     10/30/25                  50,000            50,000                          54,993          54,993
Time Warner Cable,
    Sr. Unscd. Notes                         5.85       5/1/17                  35,000 d          35,000                          34,027          34,027
                                                                                                                  393,833        195,244         589,077
Mining & Metals--.0%
US Steel,
    Sr. Unsub. Notes                         5.65       6/1/13                  25,000            25,000                          24,520          24,520

Oil & Gas--.4%
Anadarko Finance,
    Gtd. Notes, Ser. B                       6.75       5/1/11    140,000                        140,000          146,466                        146,466
Apache Finance Canada,
    Gtd. Bonds                               4.38      5/15/15     50,000                         50,000           46,075                         46,075
ConocoPhillips,
    Unscd. Notes                             8.75      5/25/10     75,000                         75,000           81,782                         81,782
Kinder Morgan Energy Partners,
    Notes                                    7.13      3/15/12     85,000                         85,000           89,715                         89,715
Pemex Project Funding Master
    Trust, Gtd. Notes                        7.38     12/15/14     60,000                         60,000           66,275                         66,275
Sempra Energy,
    Sr. Unscd. Notes                         7.95       3/1/10     25,000                         25,000           26,472                         26,472
Valero Energy,
    Sr. Notes                                6.13      6/15/17     50,000                         50,000           50,420                         50,420
XTO Energy,
    Sr. Unscd. Notes                         5.65       4/1/16     35,000                         35,000           34,273                         34,273
                                                                                                                  541,478                        541,478
Packaging--.0%
Ball,
    Gtd. Notes                               6.88     12/15/12                  15,000            15,000                          15,187          15,187

Packaging & Containers--.0%
Ace INA Holdings,
    Gtd. Notes                               5.70      2/15/17                  50,000            50,000                          49,344          49,344

Paper & Forest Products--.2%
International Paper,
    Sr. Unscd. Notes                         6.75       9/1/11    100,000                        100,000          104,441                        104,441
Pipelines--.1%
El Paso Natural Gas,
    Sr. Unscd. Notes                         5.95      4/15/17     35,000 d                       35,000           34,357                         34,357
ONEOK Partners,
    Gtd. Notes                               6.15      10/1/16     55,000 b                       55,000           55,362                         55,362
Temple-Inland,
    Gtd. Notes                               6.88      1/15/18                  45,000 c          45,000                          43,845          43,845
                                                                                                                  194,160         43,845         238,005
Pipelines--.0%
National Grid,
    Sr. Unscd. Notes                         6.30       8/1/16                  50,000            50,000                          50,571          50,571

Property & Casualty Insurance--.3%
Allstate,
    Sr. Unscd. Notes                         7.20      12/1/09     65,000                         65,000           68,032                         68,032
Berkshire Hathaway Finance,
    Gtd. Notes                               4.85      1/15/15     60,000                         60,000           57,681                         57,681
MetLife,
    Sr. Unscd. Notes                         6.13      12/1/11     35,000                         35,000           36,296                         36,296
Principal Life Income Funding
    Trusts, Gtd. Notes                       5.10      4/15/14     75,000                         75,000           75,007                         75,007
Prudential Financial,
    Notes, Ser. C                            4.75      6/13/15     55,000                         55,000           51,785                         51,785
Safeco,
    Unscd. Notes                             4.88       2/1/10     90,000                         90,000           90,255                         90,255
St. Paul Travelers Cos.,
    Sr. Unscd. Notes                         5.50      12/1/15     40,000                         40,000           39,131                         39,131
                                                                                                                  418,187                        418,187
Railroads--.1%
Norfolk Southern,
    Sr. Notes                                6.75      2/15/11                  50,000            50,000                          52,246          52,246
Union Pacific,
    Unscd. Notes                             3.88      2/15/09                  85,000            85,000                          83,252          83,252
Union Pacific,
    Sr. Unscd. Notes                         5.75     10/15/07                  25,000            25,000                          25,002          25,002
                                                                                                                                 160,500         160,500
Real Estate Investment Trusts--.6%
Archstone-Smith Operating Trust,
    Sr. Unscd. Notes                         5.25       5/1/15                  60,000            60,000                          57,644          57,644
Avalonbay Communities,
    Sr. Unscd. Notes                         6.63      9/15/11                  25,000            25,000                          25,992          25,992
Boston Properties,
    Sr. Notes                                5.63      4/15/15                  85,000            85,000                          82,362          82,362
Boston Properties,
    Sr. Notes                                5.00       6/1/15     85,000                         85,000           79,329                         79,329
Duke Realty,
    Sr. Notes                                5.88      8/15/12                  85,000            85,000                          85,198          85,198
ERP Operating,
    Notes                                    5.13      3/15/16                  60,000            60,000                          55,607          55,607
ERP Operating,
    Unscd. Notes                             5.20       4/1/13                  50,000            50,000                          48,331          48,331
ERP Operating,
    Sr. Unscd. Notes                         6.63      3/15/12     30,000                         30,000           30,974                         30,974
Federal Realty Investment Trust,
    Notes                                    6.00      7/15/12                  20,000            20,000                          20,246          20,246
Federal Realty Investment Trust,
     Bonds                                   6.20      1/15/17                  55,000            55,000                          54,566          54,566
Health Care Properties,
    Sr. Unscd. Notes                         6.00      1/30/17     30,000                         30,000           28,700                         28,700
Healthcare Realty Trust,
    Unscd. Notes                             8.13       5/1/11                  50,000            50,000                          53,560          53,560
iStar Financial,
    Sr. Unscd. Notes, Ser. 1                 5.88      3/15/16     35,000                         35,000           31,374                         31,374
Liberty Property,
    Sr. Unscd. Notes                         5.50     12/15/16                  20,000            20,000                          18,717          18,717
Mack-Cali Realty,
    Sr. Unscd. Notes                         7.75      2/15/11                  50,000            50,000                          53,539          53,539
Prologis Trust,
    Sr. Notes                                5.50       4/1/12     50,000                         50,000           49,479                         49,479
Regency Centers,
    Gtd. Notes                               5.88      6/15/17                  25,000            25,000                          24,126          24,126
Simon Property,
    Notes                                    5.63      8/15/14                  85,000            85,000                          84,265          84,265
Simon Property Group,
    Unsub. Notes                             5.75      12/1/15     35,000                         35,000           34,251                         34,251
                                                                                                                  254,107        664,153         918,260
Retail--.3%
CVS Caremark,
    Unscd. Notes                             4.88      9/15/14     30,000                         30,000           28,559                         28,559
CVS Caremark,
    Sr. Unscd. Notes                         5.75      8/15/11                  25,000            25,000                          25,324          25,324
Federated Department Stores,
    Sr. Notes                                6.63       4/1/11     55,000                         55,000           56,736                         56,736
Federated Retail Holding,
    Gtd. Bonds                               5.35      3/15/12                  20,000            20,000                          19,612          19,612
Federated Retail Holding,
    Gtd. Notes                               5.90      12/1/16                  20,000            20,000                          19,139          19,139
Home Depot,
    Sr. Unscd. Notes                         5.40       3/1/16     50,000                         50,000           46,923                         46,923
Kohl's,
    Unsub. Notes                             6.30       3/1/11     20,000                         20,000           20,605                         20,605
Lowe's Cos.,
    Sr. Unscd. Notes                         5.00     10/15/15     25,000                         25,000           23,569                         23,569
Lowe's Companies,
    Sr. Unscd. Notes                         5.60      9/15/12                  15,000            15,000                          15,147          15,147
Wal-Mart Stores,
    Sr. Unscd. Notes                         6.88      8/10/09    130,000                        130,000          134,438                        134,438
                                                                                                                  310,830         79,222         390,052
State/Territory Gen Oblg--.7%
Tobacco Settlement Finance
    Authority of West Virginia,
    Tobacco Settlement
    Asset-Backed Bonds                       7.47       6/1/47                 105,000           105,000                         103,240         103,240
Michigan Tobacco Settlement
    Finance Authority, Tobacco
    Settlement Asset-Backed Bonds            7.54       6/1/34                 200,000 c         200,000                         190,392         190,392
Tennessee Valley Authority,
    Bonds, Ser. A                            5.63      1/18/11                 800,000           800,000                         825,265         825,265
                                                                                                                               1,118,897       1,118,897
Supermarkets--.0%
Delhaize Group,
    Sr. Unscd. Notes                         6.50      6/15/17                  15,000 d          15,000                          15,128          15,128

Technology--.1%
Hewlett-Packard,
    Sr. Unscd. Notes                         6.50       7/1/12     50,000                         50,000           52,708                         52,708
International Business Machines,
    Unscd. Notes                             4.25      9/15/09    105,000                        105,000          104,386                        104,386
Intuit,
    Sr. Unscd. Notes                         5.75      3/15/17     35,000                         35,000           33,464                         33,464
                                                                                                                  190,558                        190,558
Telecommunications--.7%
AT & T Wireless Services,
    Sr. Unsub. Notes                         7.88       3/1/11     35,000                         35,000           37,899                         37,899
Cisco Systems,
    Sr. Unscd. Notes                         5.50      2/22/16     60,000                         60,000           59,698                         59,698
Deutsche Telekom International
    Finance, Gtd. Notes                      3.88      7/22/08    120,000                        120,000          118,680                        118,680
Embarq,
    Sr. Unscd. Notes                         6.74       6/1/13     70,000                         70,000           72,866                         72,866
Motorola,
    Unscd. Notes                             7.63     11/15/10     87,000                         87,000           92,444                         92,444
SBC Communications,
    Sr. Unsub. Notes                         4.13      9/15/09    140,000                        140,000          137,786                        137,786
SBC Communications,
    Sr. Unsub. Notes                         5.10      9/15/14     75,000                         75,000           72,679                         72,679
Sprint Capital,
    Gtd. Notes                               8.38      3/15/12     40,000                         40,000           44,083                         44,083
Sprint Nextel,
    Unscd. Notes                             6.00      12/1/16     80,000                         80,000           76,975                         76,975
Telecom Italia Capital,
    Gtd. Notes                               5.25     11/15/13     25,000                         25,000           24,294                         24,294
Telefonica Emisones,
    Gtd. Notes                               6.42      6/20/16     40,000                         40,000           41,114                         41,114
Verizon Communications,
    Sr. Unscd. Notes                         5.50       4/1/17     25,000 b                       25,000           24,540                         24,540
Verizon Global Funding,
    Notes                                    7.25      12/1/10     85,000                         85,000           90,359                         90,359
Vodafone Group,
    Unscd. Notes                             5.38      1/30/15     85,000                         85,000           82,595                         82,595
                                                                                                                  976,012                        976,012
Transportation--.1%
Norfolk Southern,
    Sr. Notes                                8.63      5/15/10    100,000                        100,000          107,874                        107,874
Union Pacific,
    Unscd. Notes                             6.50      4/15/12     25,000                         25,000           25,941                         25,941
                                                                                                                  133,815                        133,815
U.S. Government Agencies--4.0%
Federal Farm Credit Banks,
    Bonds                                    4.13      4/15/09    110,000                        110,000          109,522                        109,522
Federal Farm Credit Banks,
    Bonds                                    4.88      1/17/17     50,000                         50,000           49,668                         49,668
Federal Home Loan Banks,
    Bonds, Ser. 439                          3.63     11/14/08    385,000                        385,000          381,261                        381,261
Federal Home Loan Banks,
    Bonds, Ser. 363                          4.50     11/15/12     80,000                         80,000           79,622                         79,622
Federal Home Loan Banks,
    Bonds                                    4.75     12/16/16     60,000                         60,000           59,067                         59,067
Federal Home Loan Banks,
    Bonds                                    4.88      5/14/10    195,000                        195,000          197,211                        197,211
Federal Home Loan Banks,
    Bonds                                    4.88     11/18/11    120,000                        120,000          121,406                        121,406
Federal Home Loan Banks,
    Bonds                                    5.00      9/18/09    115,000                        115,000          116,395                        116,395
Federal Home Loan Banks,
    Bonds, Ser. VB15                         5.00     12/21/15     80,000                         80,000           80,632                         80,632
Federal Home Loan Banks,
    Bonds, Ser. 467                          5.25      6/18/14     60,000                         60,000           61,614                         61,614
Federal Home Loan Banks,
    Bonds, Ser. 665                          5.38      7/17/09    195,000                        195,000          198,270                        198,270
Federal Home Loan Banks,
    Bonds                                    5.38      8/19/11     80,000                         80,000           82,376                         82,376
Federal Home Loan Banks,
    Bonds, Ser. 656                          5.38      5/18/16     40,000                         40,000           41,237                         41,237
Federal Home Loan Banks,
    Bonds, Ser. 312                          5.75      5/15/12     80,000                         80,000           83,875                         83,875
Federal Home Loan Mortgage Corp.
    Notes                                    5.13     10/18/16    100,000                        100,000          101,221                        101,221
Federal Home Loan Mortgage Corp.,
    Notes                                    4.13      7/12/10    195,000                        195,000          193,596                        193,596
Federal Home Loan Mortgage Corp.,
    Notes                                    4.38      7/17/15    100,000                        100,000           96,833                         96,833
Federal Home Loan Mortgage Corp.,
    Notes                                    4.50      1/15/14    140,000                        140,000          138,137                        138,137
Federal Home Loan Mortgage Corp.,
    Notes,                                   5.13      7/15/12    170,000                        170,000          173,941                        173,941
Federal Home Loan Mortgage Corp.,
    Notes                                    5.25      5/21/09    280,000                        280,000          283,674                        283,674
Federal Home Loan Mortgage Corp.,
    Notes                                    5.25      4/18/16    110,000                        110,000          112,475                        112,475
Federal Home Loan Mortgage Corp.,
    Notes                                    5.63      3/15/11    220,000                        220,000          228,314                        228,314
Federal Home Loan Mortgage Corp.,
    Notes                                    5.75      3/15/09    320,000                        320,000          325,859                        325,859
Federal Home Loan Mortgage Corp.,
    Notes                                    5.75      1/15/12     50,000                         50,000           52,273                         52,273
Federal Home Loan Mortgage Corp.,
    Sub. Notes                               5.88      3/21/11     65,000                         65,000           67,984                         67,984
Federal Home Loan Mortgage Corp.,
    Notes                                    6.63      9/15/09     20,000                         20,000           20,836                         20,836
Federal Home Loan Mortgage Corp.,
    Notes                                    6.88      9/15/10    140,000                        140,000          149,324                        149,324
Federal Home Loan Mortgage Corp.,
    Notes                                    7.00      3/15/10    110,000                        110,000          116,603                        116,603
Federal National Mortgage
    Association, Sub. Notes                  4.00       9/2/08    195,000                        195,000          193,944                        193,944
Federal National Mortgage
    Association, Bonds                       4.38      3/15/13     60,000                         60,000           59,195                         59,195
Federal National Mortgage
    Association, Notes                       4.38     10/15/15     20,000                         20,000           19,415                         19,415
Federal National Mortgage
    Association, Notes                       4.63     10/15/13    135,000                        135,000          134,339                        134,339
Federal National Mortgage
    Association, Notes                       5.00      3/15/16     65,000                         65,000           65,366                         65,366
Federal National Mortgage
    Association, Notes                       5.00      2/13/17     55,000                         55,000           55,216                         55,216
Federal National Mortgage
    Association, Notes                       5.00      5/11/17    110,000                        110,000          110,298                        110,298
Federal National Mortgage
    Association, Notes                       5.25      1/15/09    265,000                        265,000          267,518                        267,518
Federal National Mortgage
    Association, Notes                       5.25      9/15/16     35,000                         35,000           35,745                         35,745
Federal National Mortgage
    Association, Notes                       5.38      6/12/17     70,000                         70,000           72,121                         72,121
Federal National Mortgage
    Association, Notes                       6.00      5/15/08    235,000                        235,000          236,711                        236,711
Federal National Mortgage
    Association, Notes                       6.00      5/15/11     90,000                         90,000           94,574                         94,574
Federal National Mortgage
    Association, Notes                       6.13      3/15/12    130,000                        130,000          138,048                        138,048
Federal National Mortgage
    Association, Notes                       6.63      9/15/09    215,000                        215,000          223,991                        223,991
Federal National Mortgage
    Association, Notes                       6.63     11/15/10    290,000                        290,000          308,437                        308,437
Federal National Mortgage
    Association, Notes                       7.25      1/15/10    205,000                        205,000          217,621                        217,621
                                                                                                                5,955,765                      5,955,765
U.S. Government Agencies/Mortgage-
    Backed--4.8%
Federal Home Loan Mortgage Corp:
    5.00%, 10/1/35                                                             587,264           587,264                         561,201         561,201
    6.00%, 4/1/37                                                              507,703           507,703                         508,378         508,378
Federal National Mortgage Association:
    Notes 4.63%                                                                965,000           965,000                         960,272         960,272
    5.00%                                                                      610,000 e         610,000                         581,690         581,690
    6.00%                                                                    1,050,000 e       1,050,000                       1,050,897       1,050,897
    4.50%, 6/1/20                                                              422,907           422,907                         407,429         407,429
    5.50%, 4/1/22 - 5/1/36                                                   2,327,086         2,327,086                       2,287,444       2,287,444
    6.00%, 4/1/22                                                              423,346           423,346                         429,116         429,116
Government National Mortgage
    Association:
    Ser. 2007-52, Cl. A, 4.05%,
         10/16/25                                                               64,834            64,834                          63,173          63,173
    Ser. 2005-87, Cl. A, 4.45%,
         3/16/25                                                               347,935           347,935                         343,725         343,725
                                                                                                                               7,193,325       7,193,325
U.S. Government Securities--9.5%
U.S. Treasury Bonds                          4.50      2/15/36                 953,000           953,000                         903,489         903,489
U.S. Treasury Bonds                          7.25      5/15/16    105,000 b                      105,000          125,024                        125,024
U.S. Treasury Bonds                          7.50     11/15/16    135,000 b                      135,000          164,035                        164,035
U.S. Treasury Bonds                          8.75      5/15/17    150,000 b                      150,000          197,601                        197,601
U.S. Treasury Bonds                         11.25      2/15/15    125,000 b                      125,000          178,018                        178,018
U.S. Treasury Bonds                         12.00      8/15/13    235,000 b                      235,000          250,624                        250,624
U.S. Treasury Notes                          3.50     11/15/09    335,000 b                      335,000          331,860                        331,860
U.S. Treasury Notes                          3.50      2/15/10    285,000 b                      285,000          281,839                        281,839
U.S. Treasury Notes                          3.63      5/15/13    195,000 b                      195,000          189,013                        189,013
U.S. Treasury Notes                          3.88      5/15/09    425,000                        425,000          424,569                        424,569
U.S. Treasury Notes                          3.88      5/15/10    340,000 b                      340,000          339,123                        339,123
U.S. Treasury Notes                          3.88      2/15/13    190,000 b                      190,000          186,897                        186,897
U.S. Treasury Notes                          4.00      6/15/09    475,000 b                      475,000          475,409                        475,409
U.S. Treasury Notes                          4.00     11/15/12    235,000 b                      235,000          233,091                        233,091
U.S. Treasury Notes                          4.00      2/15/14    180,000 b                      180,000          176,709                        176,709
U.S. Treasury Notes                          4.00      2/15/15    275,000 b                      275,000          267,631                        267,631
U.S. Treasury Notes                          4.13      5/15/15    180,000 b                      180,000          176,259                        176,259
U.S. Treasury Notes                          4.25      8/15/13    160,000 b                      160,000          159,888                        159,888
U.S. Treasury Notes                          4.25     11/15/13    245,000 b                      245,000          244,368                        244,368
U.S. Treasury Notes                          4.25      8/15/14    215,000 b                      215,000          213,556                        213,556
U.S. Treasury Notes                          4.25     11/15/14    165,000                        165,000          163,466                        163,466
U.S. Treasury Notes                          4.38     11/15/08    540,000 b                      540,000          542,278                        542,278
U.S. Treasury Notes                          4.38      8/15/12    220,000 b                      220,000          222,131                        222,131
U.S. Treasury Notes                          4.50     11/15/10    320,000 b                      320,000          324,475                        324,475
U.S. Treasury Notes                          4.50     11/30/11    155,000 b                      155,000          157,022                        157,022
U.S. Treasury Notes                          4.50      4/30/12    170,000 b                      170,000          172,138                        172,138
U.S. Treasury Notes                          4.50     11/15/15    175,000 b                      175,000          175,287                        175,287
U.S. Treasury Notes                          4.50      2/15/16    120,000 b                      120,000          120,056                        120,056
U.S. Treasury Notes                          4.50      5/15/17    125,000 b                      125,000          124,336                        124,336
U.S. Treasury Notes                          4.63     11/30/08    545,000 b                      545,000          549,343                        549,343
U.S. Treasury Notes                          4.63      7/31/09    625,000 b                      625,000          632,373                        632,373
U.S. Treasury Notes                          4.63      8/31/11    260,000 b                      260,000          264,672                        264,672
U.S. Treasury Notes                          4.63     10/31/11    150,000 b                      150,000          152,719                        152,719
U.S. Treasury Notes                          4.63     11/15/16    185,000 b    138,000           323,000          185,968        138,679         324,647
U.S. Treasury Notes                          4.63      2/15/17    160,000 b                      160,000          160,788                        160,788
U.S. Treasury Notes                          4.75      8/15/17    185,000 b                      185,000          187,544                        187,544
U.S. Treasury Notes                          4.88      8/31/08    240,000 b                      240,000          241,631                        241,631
U.S. Treasury Notes                          4.88      5/15/09    505,000 b                      505,000          512,378                        512,378
U.S. Treasury Notes                          4.88      8/15/09    435,000 b                      435,000          442,137                        442,137
U.S. Treasury Notes                          4.88      4/30/11    200,000 b                      200,000          205,234                        205,234
U.S. Treasury Notes                          4.88      7/31/11    180,000 b                      180,000          184,823                        184,823
U.S. Treasury Notes                          4.88      2/15/12    240,000 b                      240,000          247,238                        247,238
U.S. Treasury Notes                          4.88      6/30/12                 730,000           730,000                         750,417         750,417
U.S. Treasury Notes                          4.88      8/15/16    160,000 b                      160,000          163,800                        163,800
U.S. Treasury Notes                          5.00      2/15/11    290,000 b                      290,000          298,813                        298,813
U.S. Treasury Notes                          5.00      8/15/11    355,000 b                      355,000          366,898                        366,898
U.S. Treasury Notes                          5.13      5/15/16    145,000 b                      145,000          151,129                        151,129
U.S. Treasury Notes                          5.75      8/15/10    335,000 b                      335,000          350,625                        350,625
U.S. Treasury Notes                          6.00      8/15/09    135,000 b                      135,000          139,968                        139,968
U.S. Treasury Notes                          6.50      2/15/10    350,000                        350,000          369,770                        369,770
                                                                                                               12,424,554      1,792,585      14,217,139
Wireless Telecommunication Services--.2%
AT & T Wireless,
    Sr. Unsub. Notes                         8.75       3/1/31                  20,000            20,000                          25,320          25,320
AT & T,
    Sr. Unscd. Notes                         7.30     11/15/11                 100,000 c         100,000                         107,428         107,428
KPN,
    Sr. Unsub. Bonds                         8.38      10/1/30                  22,000            22,000                          25,327          25,327
Telefonica Emisiones,
    Gtd. Notes                               5.98      6/20/11                 100,000           100,000                         101,740         101,740
                                                                                                                                 259,815         259,815
Total Bonds and Notes
    (cost $30,026,209 and $20,560,023
    respectively)                                                                                              29,756,173     20,464,034      50,220,207

Short-Term Investments--.6%                                                Principal Amount ($)                                 Value ($)
------------------------------------------------------------------------------------------------------------   -----------------------------------------
U.S. Treasury Bills;
    3.94%, 12/13/07
    (cost $942,410 and $0 respectively)                           950,000 f                      950,000          942,989                        942,989

Other Investment--9.2%                                                          Shares                                          Value ($)
------------------------------------------------------------------------------------------------------------   -----------------------------------------
Registered Investment Company;
Dreyfus Institutional Preferred
    Plus Money Market Fund
    (cost $13,147,000 and $580,000
    respectively)                                              13,147,000 g    580,000 g      13,727,000       13,147,000        580,000      13,727,000

Investment of Cash Collateral for
Securities Loaned--8.0%                                                        Shares                                           Value ($)
------------------------------------------------------------------------------------------------------------   -----------------------------------------
Registered Investment Company;
Dreyfus Institutional Cash
    Advantage Fund
    (cost $12,022,193 and $0
    respectively)                                              12,022,193 g                   12,022,193       12,022,193                     12,022,193
                                                                                                               -----------------------------------------
Total Investments-100.0% (cost $85,825,666 and $51,433,688 respectively)                                       92,688,002     57,239,071     149,927,073
                                                                                                               -----------------------------------------

ADR - American Depository Receipts

*
Management does not anticipate having to sell any securities as a result of the exchange.

a
Non-income producing security.

b
All or a portion of these securities are on loan. At September 30,
2007, the total market value of the portfolio's securities on loan is
$13,807,361 and the total market value of the collateral held by the portfolio is $14,200,044, consisting of cash collateral of $12,022,193, U.S. Government and agency securities valued at $1,907,350, and Letters of Credit valued at
$270,500.

c
Variable rate security--interest rate subject to periodic change.

d
Securities exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
2007, these securities amounted to $971,248 or 0.6% of total market value.

e
Purchased on a forward commitment basis.

f
All or partially held by a broker as collateral for open financial futures positions.

g
Investment in affiliated money market mutual fund.

See notes to financial statements.

Dreyfus Lifetime Portfolios, Inc. Growth & Income Portfolio

STATEMENT OF FINANCIAL FUTURES

September 30, 2007 (Unaudited)

                                                             Market Value                                   Unrealized
                                                               Covered by                                  Appreciation
                                           Contracts         Contracts ($)             Expiration        at 9/30/2007 ($)
-------------------------------------------------------------------------------------------------------------------------
Financial Futures Long
CAC 40                                             2              164,224           December 2007               4,731
DJ Euro Stoxx 50                                  22            1,384,110           December 2007              46,397
FTSE 100                                           8            1,067,164           December 2007              20,937
Hang Seng                                          1              174,865            October 2007               4,693
Russell 2000                                      23            9,351,800           December 2007             278,185
S&P 500                                            2              769,050           December 2007               4,940
SPI ASX 200 Index                                  3              439,662           December 2007              18,094
Topix                                              7              989,597           December 2007              62,977
                                                                                                              440,954
See notes to financial statements.

Pro Forma Statement of Assets and Liabilities
----------------------------------------------------------------------------------------------------------------------------------------------------------------
30-Sep-07
                                                                                                                                          Dreyfus LifeTime
                                                                                                                                          Growth & Income
                                                                                                    Dreyfus                                    Fund
                                                                                                    LifeTime                                Pro Forma
                                                                              Dreyfus Founders   Growth & Income                            Combined
                                                                                Balanced Fund        Fund               Adjustments**        (Note 1)
ASSETS:            Investments in securities, at value - See Statement      ------------------- -------------------- ------------------  -----------------------
                        of Investments *
                   Unaffiliated issuers                                       $  56,659,071   $    67,518,809                          $   124,177,880
                   Affiliated issuers                                               580,000        25,169,193                               25,749,193
                   Cash                                                             128,247           207,273                                  335,520
                   Receivable for investment securities sold                      3,127,247           422,969                                3,550,216
                   Dividends and interest receivable                                236,685           469,590                                  706,275
                   Receivable for shares of Common Stock subscribed                  34,773             4,062                                   38,835
                   Receivable for futures variation margin                                -            91,329                                   91,329
                   Prepaid expenses                                                  19,571                 -                                   19,571
                   Other assets                                                     345,309                 -                                  345,309
                                                                              --------------   ----------------        --------------- -----------------
                        Total Assets                                             61,130,903        93,883,225                              155,014,128
                                                                              --------------   ----------------        --------------- -----------------
LIABILITIES:       Due to the Dreyfus Corporation and affiliates              $      83,440    $       68,322                                  151,762
                   Liability for securities on loan                                       -        12,022,193                               12,022,193
                   Payable for investment securities purchased                    3,656,099           563,354                                4,219,453
                   Payable for shares of Common Stock redeemed                        1,000           206,957                                  207,957
                   Directors' deferred compensation                                 345,309                 -                                  345,309
                   Dividends payable                                                169,633                 -                                  169,633
                   Merger cost                                                       43,875            61,125                                  105,000
                   Accrued expenses                                                  79,010            90,345                                  169,355
                                                                              --------------   ----------------        --------------- -----------------
                        Total Liabilities                                         4,378,366        13,012,296                               17,390,662
                                                                              --------------   ----------------        --------------- -----------------
NET ASSETS                                                                    $  56,752,537    $   80,870,929                           $  137,623,466
                                                                              ==============   =================       =============== =================
REPRESENTED BY:    Paid-in capital                                            $ 230,081,228    $   68,649,944                           $  298,731,172
                   Accumulated undistributed investment income (loss) - net         (95,122)        1,277,347                                1,182,225
                   Accumulated net realized gain (loss) on investments         (179,038,952)        3,349,442                             (175,689,510)
                   Accumulated net unrealized appreciation (depreciation)
                        on investments                                            5,805,383         7,594,196                               13,399,579
                                                                              --------------   ----------------        --------------- -----------------
NET ASSETS                                                                    $  56,752,537    $   80,870,929                           $  137,623,466
                                                                              ==============   =================       =============== =================
* Investments in securities, at cost
     Unaffiliated issuers                                                     $  50,853,688    $   60,365,567                           $  111,219,255
                                                                              ==============   =================       =============== =================
     Affiliated issuers                                                       $     580,000    $   25,169,193                           $   25,749,193
                                                                              ==============   =================       =============== =================

Dreyfus Founders Balanced Fund
Class A Shares (50 million, $.01 par value shares authorized)
Net Assets                                                                     $ 2,340,743 ***
Shares outstanding                                                                 241,665
Net asset value, and redemption
price per share                                                                $      9.69
                                                                               ============

 Maximum offering price per share (net asset value
  plus maximum sales charge)                                                   $     10.28
                                                                               ============
Class B Shares (50 million, $.01 par value shares authorized)
Net Assets                                                                     $   323,870 ***
Shares outstanding                                                                  33,137
Net asset value, offering price and redemption
price per share                                                                $      9.77
                                                                               ============

Class C Shares (50 million, $.01 par value shares authorized)
Net Assets                                                                     $   167,313 ***
Shares outstanding                                                                  17,561
Net asset value, offering price and redemption
price per share                                                                $      9.53
                                                                               ============
Class F Shares (600 million, $.01 par value shares authorized)
Net Assets                                                                     $53,766,174 ***
Shares outstanding                                                               5,545,387
Net asset value, offering price and redemption
price per share                                                                $      9.70
                                                                               ============
Class I Shares (50 million, $.01 par value shares authorized)
Net Assets                                                                     $    95,230 ****
Shares outstanding                                                                   9,893
Net asset value, offering price and redemption
price per share                                                                $      9.63
                                                                               ============
Class T Shares (50 million, $.01 par value shares authorized)
Net Assets                                                                     $    59,207 ***
Shares outstanding                                                                   5,931
Net asset value, offering price and redemption
price per share                                                                $      9.98
                                                                               ============
 Maximum offering price per share (net asset value
  plus maximum sales charge)                                                   $     10.45
                                                                               ============

Dreyfus Lifetime Growth & Income Fund
Investor Class Shares (50 million, $.001 par value shares authorized)
Net Assets                                                                               $ 46,794,698 ***                     $    103,452,005
Shares outstanding                                                                          2,575,707        (2,725,448)      $      5,693,940
Net asset value, and redemption
price per share                                                                          $      18.17                         $          18.17
                                                                                        ==============                        =================
Restricted Class Shares (50 million, $.001 par value shares authorized)
Net Assets                                                                               $ 34,076,231 ****                    $     34,171,461
Shares outstanding                                                                          1,985,208            (4,344)             1,990,757
Net asset value, offering price and redemption
price per share                                                                          $      17.17                         $          17.17
                                                                                        ==============                        =================

**   Adjustment to reflect the exchange of shares outstanding from Dreyfus Balanced Fund to Dreyfus LifeTime Growth & Income Fund.

***  Class A shares, Class B shares, Class C shares, Class F shares and Class T shares of Dreyfus Founders Balanced Fund will merge into Investor
     Class shares of Dreyfus LifeTime Growth & Income Fund.

**** Class I  shares of Dreyfus Founders Balanced Fund will merge into Restricted Class shares of Dreyfus LifeTime Growth & Income Fund.

                                                  See notes to unaudited pro forma financial statements.
Pro Forma Statement of Operations
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
For the Twelve Months Ended September 30, 2007
                                                                                                                                          Dreyfus LifeTime
                                                                                                                                          Growth & Income
                                                                                                    Dreyfus                                    Fund
                                                                                                    LifeTime                                Pro Forma
                                                                              Dreyfus Founders   Growth & Income                            Combined
                                                                                Balanced Fund        Fund                Adjustments          (Note 1)
                                                                          ------------------- -------------------- ------------------  -----------------------
INVESTMENT INCOME:

INCOME:                Cash Dividends (net of $3,024 and $3,185
                        foreign taxes withheld at source)
                       Unaffiliated issuers                                   $     569,448    $      746,184                          $     1,315,632
                       Affiliated issuers                                           265,266           680,771                                  946,037
                       Interest                                                     931,054         1,564,796                                2,495,850
                       Interest from sceurities lending                                   -            15,268                                   15,268
                                                                              --------------   ----------------   ---------------    -----------------
                            Total Income                                          1,765,768         3,007,019                                4,772,787
                                                                              --------------   ----------------   ---------------    -----------------
EXPENSES:              Investment advisory fee                                      391,678           642,231          60,258 (a)            1,094,167
                       Distribution fees                                            147,587                 -        (147,587)(a)                    -
                       Shareholder servicing costs                                  143,506           218,060         (15,000)(a)              346,566
                       Accounting fees                                               35,623                 -         (35,623)(a)                    -
                       Professional fees                                             38,847            49,786         (25,000)(a)               63,633
                       Prospectus and shareholders' reports                          31,005            19,328         (15,000)(a)               35,333
                       Directors' fees and expenses                                  17,498             1,943         (14,000)(a)                5,441
                       Registration fees                                             46,833            37,820         (40,000)(a)               44,653
                       Loan commitment fees                                           2,000               162                                    2,162
                       Custodian fees                                                 6,295            16,324                                   22,619
                       Interest expense                                                 508                 -                                      508
                       Miscellaneous                                                    612            33,360                                   33,972
                                                                              --------------   ----------------   ---------------    -----------------
                            Total Expenses                                          861,992         1,019,014        (231,952)               1,649,054
                                                                              --------------   ----------------   ---------------    -----------------
                       Less- reduction in accounting fees                            (1,423)                -           1,423 (a)
                       Less- reduction in custody fees due to
                               earnings credits                                           -            (5,951)                                  (5,951)
                       Less- reimbursed/waived expenses                                (176)                -             176 (a)                    -
                                                                              --------------   ----------------   ---------------    -----------------
                            Net Expenses                                            860,393         1,013,063        (230,353)               1,643,103
                                                                              --------------   ----------------   ---------------    -----------------
INVESTMENT INCOME (LOSS) - NET                                                      905,375         1,993,956         230,353                3,129,684
                                                                              --------------   ----------------   ---------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                     Net realized gain (loss) on investments                      2,851,969         3,986,081                                6,838,050
                     Net realized gain (loss) on financial futures                        -         1,258,649                                1,258,649
                     Net unrealized appreciation (depreciation) on investments    2,415,394         2,266,828                                4,682,222
                                                                              --------------   ----------------   ---------------    -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                            5,267,363         7,511,558                               12,778,921
                                                                              --------------   ----------------   ---------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS ($):                                                     $   6,172,738    $    9,505,514    $    230,353          $    15,908,605
                                                                              ==============   ================   ===============    =================

(a)  Reflects the adjustment of expenses to be commensurate with those of the combined fund.

                                                                                                 See notes to unaudited pro forma financial statements.

Dreyfus LifeTime Portfolios, Inc.—Growth and Income Portfolio

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

         At meetings held on October 18, 2007 and November 8, 2007, respectively, the Boards of Directors of Dreyfus LifeTime Portfolios, Inc., on behalf of the Growth and Income Portfolio (the "Acquiring Fund") and Dreyfus Founders Funds, Inc., on behalf of the Dreyfus Founders Balanced Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Investor and Restricted shares of the Acquiring Fund, equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund Investor and Restricted shares then will be distributed to the Fund's Class A, Class B, Class C, Class F and Class T shareholders and Class I shareholders, respectively, on a pro rata basis in liquidation of the Fund.

         The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on September 30, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended September 30, 2007. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Expenses (other than expenses attributable to a specific class) are allocated to each class based on its relative net assets or the number of shareholder accounts in the class. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are September 30 for the Acquiring Fund and December 31 for the Fund.

         The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on September 30, 2007. The proforma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be split proportionately between the funds, based on the net assets of each fund.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 — Portfolio Valuation:

           Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Securities for which there are no such valuations are valued at fair value as determined in good faith by the respective Board or pursuant to procedures approved by the Board.

NOTE 3 — Capital Shares:

          The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of the Fund on September 30, 2007 by the net asset value per share of the Investor and Restricted shares of the Acquiring Fund, as applicable, on September 30, 2007.

NOTE 4 — Pro Forma Operating Expenses:

         The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on October 1, 2006. The funds will bear the expense of the Exchange.

NOTE 5 — Federal Income Taxes:

         Each fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

         The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS LIFETIME PORTFOLIOS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-66088) (the "Registration Statement"), filed January 26, 2007.

Item 16	Exhibits.

(1)

Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993, and Exhibit (1)(b) of Post-Effective Amendment No.4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

(2)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registration Statement, filed on January 28, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 4 to the Registration Statement, filed on March 30, 1995 ("Post-Effective Amendment No. 4").

(7)	Distribution Agreement, as amended is incorporated by reference to Exhibit(e) of Post-Effective Amendment No. 12 to the Registration Statement, filed on January 29, 2001.

(8)	Not Applicable.

(9)	Custody Agreement is incorporated by reference to Exhibit (g) of Post- Effective Amendment No. 13 to the Registration Statement, filed on January 28, 2002.

(10)(a)	Forms of Shareholder Services Plan are incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 6 to the Registration Statement, filed on January 12, 1996.

(10)(c)	Rule 18f-3 Plan, as amended is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to the Registration Statement, filed on January 28, 2000.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement, filed on July 23, 1993.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)

The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement, filed January 26, 2007.

___________________
*	Filed herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 10th day of November, 2007.

DREYFUS LIFETIME PORTFOLIOS, INC. By: /s/ J. David Officer J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	November 10, 2007

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	November 10, 2007

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	November 10, 2007

/s/ Clifford L. Alexander, Jr. Clifford L. Alexander, Jr.	Board Member	November 10, 2007

/s/ David W. Burke David W. Burke	Board Member	November 10, 2007

/s/ Whitney I. Gerard Whitney I. Gerard	Board Member	November 10, 2007

/s/ George L. Perry George L. Perry	Board Member	November 10, 2007

Exhibit Index

(11)(b)	Consent of Registrant's Counsel
(14)	Consent of Independent Registered Public Accounting Firm